Exhibit 10.7

MASTER SERVICES AGREEMENT

BETWEEN

GENERAL ELECTRIC COMPANY

AND

GLOBOFORCE LIMITED

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

TABLE OF CONTENTS

1.	SCOPE AND PROVISIONS OF SERVICE	1

2.	CHARGES, PAYMENT, AND TAXES	2

3.	PRICE [*****]	3

4.	TERMS AND TERMINATION	3

5.	COMPANY AND GLOBOFORCE OBLIGATIONS	3

6.	BOOKS AND RECORDS	4

7.	REPRESENTATIONS AND WARRANTIES	5

8.	INTELLECTUAL PROPERTY/OWNERSHIP	6

9.	CONFIDENTIALITY	7

10.	INDEMNIFICATION	8

11.	INSURANCE	8

12.	COMPLIANCE WITH COMPANY’S POLICIES	9

13.	PERSONAL DATA PROTECTION	11

14.	RELATIONSHIP BETWEEN THE PARTIES	13

15.	QUALITY ASSURANCE	14

16.	ALTERNATIVE DISPUTE RESOLUTION	14

17.	LIMITATION OF LIABILITY	15

18.	GENERAL PROVISIONS	16

Attachment 1	Statement of Work
Attachment 2	GE T&L Policy
Attachment 3	Guidelines for Workers Assigned to GE Security Sensitive Positions
Attachment 4	Guidelines for Acceptable Use of Information Resources
Attachment 5	GE Third Party Information Security Policy
Attachment 6	GE’s Integrity Policy - Sharing the Commitment to Integrity
Attachment 7	GE Employment Data Protection Standards
Attachment 8	Standard Contractual Clauses for Controller-to-Processor Transfers

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER SERVICES AGREEMENT

This master services agreement (“Agreement”) dated as of June 1, 2009 (the “Effective Date”) is entered into between Globoforce Limited with its principal place of business at 6 Beckett Way, Park West Business Park, Dublin 12 Ireland (“Globoforce” or “Service Provider”) and GENERAL ELECTRIC COMPANY (“Company” or “GE”), a New York corporation with its principal place of business at 3135 Easton Turnpike, Fairfield, Connecticut 06431, on behalf of itself and for the benefit of all its subsidiaries and affiliates, as defined herein. Globoforce and Company shall collectively be referred to herein as the “Parties” and individually a “Party.” In consideration of the premises and the mutual promises set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

1.	SCOPE AND PROVISION OF SERVICES

1.1 Globoforce agrees to provide Company with the services and deliverables described in individual statements of work, substantially in the similar form as Attachment 1 (“SOW(s)”) and related attachments. All SOW’s shall be in writing and signed by an authorized agent of the Company (or as otherwise specified herein) and Globoforce. Company shall not be responsible for any costs incurred by Globoforce for Services performed without an executed SOW. Unless otherwise distinguished in this Agreement, “services” and “deliverables” shall collectively be referred to as “Services.” Work Product means all information and materials generated by Globoforce in connection with providing Services including, but not limited to: i) software codes and programs and/or pages in machine-readable object code form or human readable source code form related to the provided services, ii) manuals, written reports and other written or online materials and information related to the provided services, and iii) oral, email based, written and online materials and information related to the provided services. Notwithstanding the foregoing, Work Product shall exclude “Globoforce Information” (as hereinafter defined). Upon execution of any SOW, or shortly thereafter, Company shall issue Globoforce a Company purchase order detailing, for example, the price, place of delivery, invoicing information and quantity (“Purchase Order”). It is expressly agreed that any terms and conditions contained in such Purchase Order shall be superseded by the terms and conditions of this Agreement. Globoforce may not invoice Company until Company issues Globoforce a Purchase Order on or before commencement of any Services.

1.2 Scope. Globoforce shall perform Services related to the “Programme” as set forth more specifically in the SOW. Service Provider acknowledges and agrees that Services purchased under this Agreement may be used by Company on behalf of itself and, at no additional expense to Company, for the benefit of its subsidiaries and affiliates world-wide. An affiliate (“Affiliate”) of Company shall mean any entity directly or indirectly controlling or controlled by, or under direct or indirect common control of Company whether now existing, or subsequently created or acquired during the term of this Agreement (including, without limitation, joint ventures or other entities in which any such entity is a shareholder). Any subsidiary or Affiliate of Company world-wide (collectively “Business Component”) which uses the Services, whether the right to use passes directly to that entity or not, shall be entitled to all of the rights and interests of Company under this Agreement and may enforce this Agreement in its own name. Notwithstanding, all such rights, interests and enforcement shall be in connection with specific SOW’s that such Business Component has entered into with Service Provider. Each Business Component shall be severally liable for its obligations under each SOW it directly enters into with Globoforce and shall be bound by and solely responsible for performance of all of the obligations, including, without limitation, payment obligations, under this Agreement.

When accepted by Globoforce, by means of the signature of an authorized Globoforce representative, each SOW specifies the Services to be provided by Globoforce with respect to such SOW, and Globoforce shall provide GE all such Services specified therein, within the timelines set forth in such SOW, and for the fees agreed to by the Parties. Globoforce’s personnel shall in no event be considered employees or agents of GE, nor shall they be entitled to or eligible, by reason of the contractual relationship hereby created, to participate in any benefits or privileges given or extended by GE to its employees. Nothing contained herein shall constitute a minimum commitment by GE to purchase Globoforce’s Services hereunder and Globoforce has not relied on any representation, oral or written, to the contrary.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.3 Inspection and Acceptance. All Services shall be subject to inspection and test by GE at all times and places. If any Services is found at any time to be defective, or otherwise not in conformity with the requirements of this Agreement and any applicable SOW, GE, in addition to such other rights, remedies and choices as it may have, in its sole discretion may require Globoforce to re-perform, at Globoforce’s expense, any defective portion of the Services. If Globoforce is not able or is unwilling to correct the Services within a reasonable time, GE may (a) reject and return such Work Product and Globoforce shall refund to GE the portion of the fees relative to the defective Work Product under the applicable SOW; or (b) take such actions as may be required to cure all defects and/or bring the portion of the defective Work Product into conformity with the requirements as set forth in the applicable SOW, with all directly related costs and expenses, thereby incurred by GE reimbursed by Globoforce, subject to the limitation of liability as provided in section 17 of this Agreement.

1.4 Change Orders. The Parties hereto may modify a Statement of Work by a written document properly executed by both Parties (“Change Order”). Either Party may notify the other in writing whenever such Party identifies the need to provide services in addition to or different from those described in this Statement of Work, and the Parties shall mutually agree on the scope of such changes. Where applicable, Change Orders shall include a cost estimate for services to be provided by Globoforce.

2.	CHARGES, PAYMENT, AND TAXES

2.1 Fees. In consideration of the Services provided to GE under this Agreement, each Business Component shall pay to Globoforce the fees in accordance with the rates set forth in each SOW. The Parties further agree that no other costs or expenses shall be reimbursed to Globoforce, unless these are incurred with GE’s prior written approval.

2.2 Payment. Globoforce shall invoice Company, or its Business Component no later than [*****] days after completion of the Services, or as specified in the applicable SOW or Purchase Order. In order to be deemed acceptable, each invoice shall include, at minimum: Globoforce’s name and address, Company’s Purchase Order number, a description of Services, the total dollars billed, and any other information expressly agreed to by the Parties in writing. All fees [*****] shall be due and payable to Globoforce within forty-five (45) days from the date a correct invoice is received and approved by Company and meeting the requirements of the first sentence of this sub-section. Approval of correct invoices received by Company shall generally take place within five business days of invoice receipt. If invoices are approved after this period, the approval date for computation of the payment due date shall be deemed to be five business days from receipt of correct invoice. See applicable SOW for further details regarding Payment. It is the sole responsibility of the Business Component issuing a particular SOW or Purchase Order directly with Globoforce to make any and all payments pursuant to that SOW or Purchase Order.

2.3 Taxes. GE shall be responsible for any and all sales taxes, use taxes and any other similar taxes and charges of any kind imposed by any federal, state or local government or agency on the transactions contemplated by this Agreement, excluding only income taxes based solely on Globoforce’s receipt of income pursuant to the terms of this Agreement.

2.4 Late Payments. The parties specifically agree that Company or any Business Component SHALL HAVE NO LIABILITY (NOR INCUR ANY OBLIGATIONS OR RESPONSIBILLTY FOR) ANY ACTIONS OR OMISSIONS OF ANY BUSINESS COMPONENT OR AFFILIATE UNDER THIS AGREEMENT OR ANY SOW PLACED HEREUNDER TO WHICH COMPANY IS NOT A SIGNATORY.

2.5 Invoicing. Globoforce shall invoice GE monthly unless otherwise expressly specified in any SOW. GE shall issue a purchase order on or before commencement of Services under the applicable SOW. All invoices submitted by Globoforce shall include reference to the purchase order as required by GE. Invoices shall be mailed to the address set forth in the applicable SOW. Each invoice submitted by Globoforce will provide supporting detail for the Services invoiced and shall be submitted in a form that fully complies with the VAT, GST, or similar tax laws.

GE’s process for receipt of invoices may become electronic during the term of this Agreement. Upon notice to Globoforce of institution by GE of the electronic process, and within thirty (30) days of such notice, Globoforce shall begin submitting invoices thought GE’s electronic processing system.

2.6 Unless otherwise agreed to in writing, all necessary and reasonable travel, living and other related out of pocket expenses (“T&L Expenses”) to be incurred by Globoforce shall be included within the Fee structure set forth in

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

the applicable SOW. To the extent Company agrees in writing to reimburse Globoforce, Company shall reimburse Globoforce for reasonable out-of-pocket travel, lodging and meal expenses actually incurred by Globoforce Personnel in accordance with Company’s T&L policy (attached hereto as Attachment 2), as may be amended from time to time. Globoforce shall either invoice T&L Expenses separately or clearly itemize such expenses on its invoices to Company.

3.	PRICE [*****]

3.1 All of the prices, terms, warranties and benefits granted by Globoforce herein are [*****].

4.	TERMS AND TERMINATION

4.1 This Agreement shall commence on the Effective Date and shall remain in effect for a period of five (5) years. In the event any SOW is in effect at the time of expiration of this Agreement, the terms and conditions of this Agreement shall remain in effect for the duration of such SOW.

4.2 Company retains the right to terminate this Agreement or any SOW for any reason whatsoever (including with exclusive reference to one or more beneficiaries or services) by giving Globoforce one hundred and eighty (180) days prior written notice designating the termination date. In such case, Company shall pay Globoforce its reasonable costs incurred for work performed prior to issuance of such termination. Globoforce shall provide substantiation of such costs upon request. If this Agreement is terminated, and Company elects, Globoforce will complete all work in process as defined in the SOW(s) and adhere to the terms and conditions contained in this Agreement. Company may terminate this Agreement or any SOW if Service Provider is in breach of such SOW or the Agreement and has not cured the breach within sixty (60) days after written notice specifying the breach. Consent to extend the cure period shall not be unreasonably withheld, so long as the Service Provider has commenced a cure during the sixty-day notice period and expeditiously pursues cure of the breach in good faith.

4.3 Either party may terminate any SOW if the other party is in material breach of such SOW and has not cured the breach within sixty (60) days after written notice specifying the breach. Consent to extend the cure period shall not be unreasonably withheld, so long as the breaching party has commenced a cure during the sixty-day notice period and expeditiously pursues cure of the breach in good faith.

4.4 Termination of this Agreement shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall termination relieve Company or a Business Component, as applicable, of its obligation to pay all charges that have accrued prior to such termination. Globoforce’s obligations under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement (including, without limitation, any obligation to indemnify Company hereunder and the provisions relating to confidentiality and intellectual property) shall survive termination cancellation or expiration of this Agreement.

5.	COMPANY AND GLOBOFORCE OBLIGATIONS

5.1 Company or Business Components shall designate a Project Manager(s) who shall be Globoforce’s primary contact with respect to a particular SOW. Neither the Project Manager(s) nor any other Company employee or representative shall have the right to control the manner, means, or method by which Globoforce performs the Services. Rather, Company shall be entitled only to specify the elements of Services to be performed by Globoforce and the results to be derived by Company, to inform Globoforce as to where and when such Services shall be performed, and to review and assess the performance of such Services by Globoforce for the limited purposes of assuring that such Services have been performed in accordance with this Agreement.

5.2 Company shall, at all times, have the right to reject or have removed immediately from the provision of Services hereunder, any employee, worker, leased-worker, personnel, consultant, subcontractor or subcontractor’s employees (“SP Personnel”) provided by Globoforce to perform Services. The exercise of this right shall be independent of any alleged breach by Globoforce of this Agreement. Globoforce shall pay the costs of familiarizing any replacement SP Personnel with the project and Company agrees that time deadlines and cost estimates, if any, may require adjustment as a result of replacing SP Personnel unless removal is for good cause. Company may request to interview and approve any replacement SP Personnel prior to such individual’s commencement of Services for Company; Company’s approval shall not be unreasonably withheld. Globoforce shall be responsible for maintaining satisfactory standards of personnel competency, conduct and integrity, and shall be responsible for taking such disciplinary action with respect to all such SP Personnel as may be necessary.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.3 if either party wishes to make a change to any of the Services or the Deliverables, or the method or timing of performance of the Services or take any action that shall impact on the performance or delivery of the Services or the Deliverables or the total cost to Company of the Services, such party shall present the proposed change to the other party, in writing. Any change in scope must be mutually agreed to in writing by the Parties.

5.4 From time to time, or as specified in a particular SOW, Company may request reports from Globoforce stating, among other things: (a) list of outstanding SOW’s; (b) status of uncompleted Services; (c) total hours billed; (d) total dollars billed; and/or (e) Globoforce’s performance and productivity. Globoforce will also provide all data, documents, reports and/or certifications as reasonably requested by the Company from time to time, as evidence of Globoforce’s compliance to any applicable legal requirement, laws or otherwise.

5.5 If Globoforce receives a request by any governmental entity to submit any report or data related to the Services, Globoforce will, upon receipt of any such request and prior to the submission of any such reports or data to such governmental entity, notify the Company and provide Company with copies of such submissions, unless restricted by law from doing so.

5.6 Each party agrees to comply with all relevant export laws and regulations of the United States, EU Member States and EU (“Export Laws”), as applicable, to assure that neither any software deliverable, if any, nor any direct product provided hereunder, if any (i) is exported, directly or indirectly, in violation of Export Laws, or (ii) is intended to be used for any purposes prohibited by the Export Laws, including without limitation, nuclear, chemical, biological weapons proliferation or impermissible military end use (e.g., use prohibited by Article 4 of Council Regulation (EC) No 1334/2000 as amended, or by Part 744 of the Export Administration Regulations (15 CFR 730 et seq.)).

5.7	Compliance with Government Conflict of Interest Laws.

Globoforce acknowledges that individuals who have performed work for, or been employed by, governmental entities and agencies (including, without limitation, those of the U.S. federal or U.S. state governments) may be subject to conflict of interest and “revolving door” restrictions. As such, Globoforce agrees to implement appropriate conflict of interest screening mechanisms. Globoforce also represents and certifies that it and its employees shall comply with all such conflict of interest regulations and laws, including, but not limited to: 5 C.F.R.§§ 2635 et seq., 18 U.S.C. §§ 203, 204, 207, and 208, and Federal Acquisition Regulation Subpart 3.104 et seq, and/or any similar laws in the applicable jurisdiction for which the Services are being rendered.

5.8 Company shall have the following responsibilities:

(a) Make all necessary personnel available to Globoforce during all phases of any project(s) as specified in related SOW’s;

(b) Provide Globoforce with access to Company building sites and other facilities, data center, network, servers, printers, information storage space and workstations as necessary subject to Globoforce’s compliance with the provisions contained in this Agreement and Company’s or any applicable Business Component’s reasonable safety and security policies; and

(c) For on-site services, provide Globoforce with access to analog telecommunication lines and a desk, cubicle or office space for use during performance of the Services as specified in the SOW.

6.	BOOKS AND RECORDS

6.1 Globoforce shall maintain, at its offices, complete and accurate books and records, supporting data and other sufficient detail relating to the provision of Services hereunder in accordance with, and for such period as required by, generally accepted accounting principles, or applicable law. Globoforce agrees to maintain such records for seven (7) years from date of creation or receipt, or for such longer period as may be required by Company for: (i) financial or tax purposes by any government agency, or by any law, rule or regulation, or (ii) in connection with any ongoing or threatened litigation, suit or proceeding.

6.2 Company, its employees, agents and representatives, shall have the right at any time during normal business hours, and with no less than seventy-two (72) hours notice, to inspect and audit such books and records which may involve performance under, or transactions related to, any of the Services, or which will permit an adequate

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

evaluation of the costs and fee data related thereto, and/or Globoforce’s compliance to any sections of this Agreement. Adjustments in favor of Company arising from any such audit of Globoforce shall be recognized as an adjustment of any future payment due Globoforce or, if no future payment is due Globoforce, Globoforce shall promptly pay the amount of any such adjustment to Company. Globoforce shall cooperate fully with Company or its designees in connection with audit functions or any inspections. Globoforce shall permit Company or its representatives to have reasonable access to the site(s) where the work under this Agreement is performed in order to assess the: work quality, conformance with Company’s specification, and conformance with Globoforce’s representations, warranties and covenants under this Agreement.

6.3 Return of Materials. Upon termination or expiration of this Agreement, or any SOW, each party shall promptly upon written request return to the other, all papers, material and other properties of that other held by each for the purposes of and in connection with this Agreement. Globoforce shall deliver to GE a copy of all files in a format acceptable to GE. In addition, each party at their own cost and expense will assist the other in orderly termination or expiration of this Agreement and the transfer of all aspects hereof, tangible and intangible, as may be the reasonably necessary for the timely, orderly, and non-disrupted business continuation of each party.

Specifically with respect to GE, Globoforce shall provide GE and its subsidiaries and affiliates, the reasonable termination/expiration assistance as requested by GE to allow the Service to continue without interruption or adverse effect and to facilitate the orderly transfer of the Service to GE provided GE has paid all amounts due under the Agreement. Globoforce is not responsible for transfer of the hosted web sites or Globoforce information.

Globoforce acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligation to provide GE termination/expiration assistance as provided in this Agreement, GE will be irreparable harmed. In such a circumstance, GE may process to obtain equitable relief.

6.4 Material Change to Globoforce’s Business. Globoforce shall deliver to GE, simultaneously with Globoforce’s public release of such information, an electronic copy of all press releases and Security and Exchange Commissions (SEC) filing, if any, relating to a material change to Globoforce’s business. Such press releases and SEC filings shall be delivered to such person as GE may designate from time to time.

7.	REPRESENTATIONS AND WARRANTIES

7.1 Warranty. Globoforce warrants that it will perform its obligations hereunder in a good and workman like manner, and that all Services hereunder will be performed by qualified individuals in a professional and workmanlike manner conforming to high industry standards and practices, be free of any malicious or intentionally harmful defects or disabling mechanisms, and in accordance with all applicable laws, including without limitation those relating to immigration and equal employment opportunity, regulations, codes and standards of government agencies or authorities having jurisdiction, and any deliverables or results will conform to any required specifications in the relevant SOW. Globoforce warrants that is has an established and implemented program in place that provided for the internal control over financial reporting, whether for internal, external, private or public purposes. The major intent of which is the prevention of fraud and the standardization of its accounting policies and procedures. Globoforce shall evaluate the effectiveness of such program as it relates to providing the Services to GE on an annual basis and shall report such evaluation by the first day of October in each year of this Agreement. Globoforce further warrants that it has established an effective program to ensure any supplier it utilizes to provide material Services under this Agreement that are related to its internal controls over financial reporting shall also be in conformance with the above or, to the extent such supplier is publicly traded U.S. company, be in the compliance with Section 404 of the Sarbanes Oxley Act of 2002.

Furthermore, Globoforce will supply to GE standard documents, which such documents shall be materially similar in substance to those documents commonly used in accounting profession, attesting that it has in place controls that are effective and have been tested by a third party, such as an outside auditor, that monitor and ensure compliance with such programs and financial reporting. Such third party testing will be done annually during the term of this agreement.

For the avoidance of doubt, during each calendar year of this Agreement, Globoforce hereby agrees to the 3rd party audit completed prior to reporting to GE on its evaluation of its internal controls related to financial reporting.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.2 Disclaimer. EXCEPT AS SET FORTH IN SECTION 7.1 AND 7.3, GLOBOFORCE MAKES NO WARRANTIES TO GE, EITHER EXPRESS OR IMPLIED, AND HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT WITH RESPECT TO THE PROGRAMME, OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO GE HEREUNDER.

7.3 Globoforce further represents and warrants that:

(a) it will be solely responsible for procuring and maintaining all necessary permits and licenses of governmental entities required in connection with Globoforce’s performance of the Services, including, where applicable, processing and procuring all necessary visas, work permits, and passport documents for its employees in advance of their assignment in connection with provision of any Services. Globoforce will use commercially reasonable efforts to obtain all such permits, licenses and visas in a timely manner to avoid any unnecessary delay. Globoforce will ensure that all of its personnel providing Services are in compliance with all visas, passports, and work permits being used by them;

(b) in carrying out its responsibilities under the Agreement, it shall not pay, offer or promise to pay, or authorize the payment directly or indirectly of any monies or anything of value to any government official or employee or any political party or candidate for political office, for the purpose of inducing or rewarding any favorable action in any commercial transaction or in any governmental matter, and it has and will maintain and enforce its own company policy requiring adherence to ethical business practices, including a prohibition on bribery of government officials;

(c) it has established an effective program to ensure any suppliers or subcontractors it utilizes to provide any Services or goods that will be supplied under this Agreement will be in conformance with this Agreement.

8.	INTELLECTUAL PROPERTY/OWNERSHIP

8.1 Each Party hereto has arranged for all necessary elements, licenses, rights and permissions required for its performance under this Agreement and shall also furnish and/or arrange for all necessary elements, rights, and permissions required for the other Party to exercise its rights hereunder. Except as otherwise expressly provided herein, nothing in this Agreement grants to any Party any right, title or license to the other Party’s intellectual property rights. Upon termination of this Agreement, all rights granted in this Section shall automatically terminate and each Party agrees to immediately cease using or displaying the intellectual property of the other Party and destroy all copies of such intellectual property.

8.2 GE shall, at all times, retain all right title and interest in all GE Confidential Information and GE Supplied Information. GE Supplied Information means all GE Confidential Information, Personal Data, all trademarks and service marks owned by Company or associated with a GE Web site, all concepts, methods, utilities, designs, text, images, computer code, copyrights and related materials supplied by GE or GE’s other consultants and service providers, and all software provided by GE or made available to Globoforce by GE. GE hereby grants to Globoforce a non-exclusive, non-transferable, limited license to use GE Confidential Information and GE Supplied Information under the terms and conditions of this Agreement to provide Services hereunder.

8.3 Globoforce shall own own all right, title, and interest in Globoforce Information. Globoforce Information means materials developed by Globoforce, (including, but not limited to, Globoforce’s vendor lists, programme concepts, promotional materials, and the programme web sites created by Globoforce, and trade secrets, trademarks, patents and copyrights relative to such materials). However, to the extent that Globoforce Information is incorporated within any Work Product or is necessary to allow GE to fully utilize any Work Product in accordance with this Agreement, Globoforce agrees to grant and hereby grants to GE an irrevocable, fully-paid, royalty-free, nonexclusive worldwide license to use Globoforce Information in connection with the use of such Work Product during the duration of this Agreement.

8.4 Globoforce shall indemnify and hold GE harmless against and shall handle and defend against any claim, suit, or other proceeding brought against GE if any Work Product or Services performed by Globoforce or any product of such Work Product or Services, including any element(s) of such Work Product or Services, constitutes an actual violation or infringement of any patent, copyright, trade secret, or other proprietary information rights, except the rights of the owner, author, sellers, or licensors of, or the service providers for, any software, hardware, or firmware on which GE directs Globoforce to work or perform Services. Such indemnification shall be provided in accordance with Section 10.2 below.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

GE shall indemnify and hold Globoforce harmless against and shall handle and defend against any claim, suit or other proceeding brought against Globoforce if any GE Supplied Information constitutes an actual violation or infringement of any patent, copyright, trade secret, or other proprietary information rights.

8.5 This clause 8 will survive the expiry of termination of this agreement.

8.6 GE Supplied Information is, and will remain, the property of Company. This Agreement does not grant, or otherwise give, Globoforce ownership in, or other rights to, GE Supplied Information or any other Company intellectual property or proprietary materials, except for the express license to Globoforce set forth in Section 8.2.

8.7 Notwithstanding the foregoing, the Parties may agree in a particular SOW that any technology and intellectual property developed, licensed or purchased by Globoforce under such SOW will be owned by Globoforce and licensed to the Company, in which case such technology or intellectual property will be deemed Globoforce Information.

9.	CONFIDENTIALITY AND PROPRIETARY INFORMATION

9.1 As used in this Agreement, “Confidential Information” shall mean, with respect to either party, all information and data, including Company Personal Data (as hereinafter defined), whether technical or non-technical, in any medium, furnished or made available directly or indirectly by one party (the “Disclosing Party”) to the other (the “Receiving Party”) in connection with this Agreement, that includes without limitation: (i) information that is marked confidential, restricted, proprietary, or with a similar designation, or if not so designated, that the Receiving Party would reasonably be expected to assume is confidential due to its nature, (ii) computer software and programs (including object code and source code), database technologies and systems (and related information technology); (iii) Customer Solutions; (iv) all information concerning the operations, affairs, methods, transactions and businesses of the Disclosing Party (including without limitation, ideas, marketing plans, business plans or strategies, business volumes or usage, data and other information that are trade secrets or are competitively sensitive), the financial information or affairs of the party, pricing information and the relations of the party with its employees and Globoforces; (v) Company’s nonpublic personal information relating to its customers and (vi) the terms and conditions of this Agreement. Each party’s Confidential Information shall remain the property of that party except as expressly provided otherwise by the other provisions of this Agreement.

9.2 Confidential Information shall not include information that the Receiving Party can demonstrate: (i) is or becomes publicly available through no wrongful act or omission of the Receiving Party; (ii) is obtained by the Receiving Party from a third party without a breach of such third party’s confidentiality obligations; (iii) was in the possession of the Receiving Party at the time of disclosure without any confidentiality obligations; or (iv) was independently developed by the Receiving Party without reference to Confidential Information.

9.3 The Receiving Party shall protect the Disclosing Party’s Confidential information against unauthorized use or disclosure using at least those measures that it takes to protect its own Confidential Information of a similar nature, but no less than reasonable care, and shall not use or disclose the Disclosing Party’s Confidential Information for any purpose except in connection with its performance of this Agreement. Notwithstanding the foregoing, Company may disclose Globoforce’s Confidential Information to any Business Component; provided, however, each person to whom such Confidential Information is disclosed is subject to confidentiality obligations comparable in scope to those herein.

9.4 Upon request of the Disclosing Party or upon termination of this Agreement, or the applicable SOW, all materials containing Confidential Information will be destroyed or returned to the Disclosing Party and the Receiving Party will retain no copies or reproductions of the Confidential Information unless required by law, except the Receiving Party may retain one record copy for archival purposes, subject to the reasonable instructions of the Disclosing Party with respect to such copy.

9.5 In the event of any unauthorized use or disclosure or loss of any Confidential Information of the Disclosing Party, the Receiving Party shall promptly, at its own expense: (i) notify the Disclosing Party in writing; (ii) take such actions as may be necessary or reasonably requested by the Disclosing Party to minimize the violation or the damage resulting therefrom; and (iii) cooperate in all reasonable respects with the Disclosing Party to minimize the violation and any damage resulting therefrom.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.6 The Receiving Party acknowledges that any actual or threatened violation of this Section may cause irreparable, non-monetary injury to the Disclosing Party, the extent of which may be difficult to ascertain, and therefore agrees that the Disclosing Party shall be entitled to seek injunctive relief in addition to all other remedies available at law and/or in equity.

9.7 Should the Receiving Party be compelled by court decree, subpoena or other requirements of law to disclose any of the Confidential Information, it shall promptly notify the Disclosing Party in writing, and use reasonable good faith efforts to: (a) disclose only the specific Confidential Information legally required to be disclosed; and (b) assist the Disclosing Party (if and to the extent requested by the Disclosing Party) in obtaining a protective order or other appropriate assurances that the confidential nature of the Confidential Information shall be protected and preserved.

9.8 The foregoing obligations shall be continuing and binding for a period of five (5) years following the date of termination of this Agreement or applicable SOW; Personal Data confidential obligations shall extend until such time as the information is no longer confidential; trade secrets shall extend for as long as the relevant information qualifies as a trade secret under applicable law.

10.	INDEMNIFICATION

10.1 Each party (the “Indemnifying Party”) will defend, indemnify and hold harmless the other party (the “Indemnified Party”), and the respective directors, officers, employees and agents of the Indemnified Party, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys’ fees) arising out of or in connection with the indemnifying party’s breach of representations or warranties or covenants set forth in this Agreement, gross negligence, intentional act or omission or fraud.

10.2 The foregoing indemnities are conditioned on: (a) the Indemnified Party notifying the Indemnifying Party in writing within thirty (30) days of such Loss, provided, however, that the failure of the Indemnified Party to give the Indemnifying Party such written notice will not relieve the Indemnifying Party of its obligations hereunder except to the extent such failure materially prejudices (or results in material prejudice to) the Indemnifying Party defense of such claim; and (b) the Indemnified Party providing the Indemnifying Party with the assistance, information, and authority reasonably necessary to perform the above; reasonable out-of-pocket expenses incurred by the Indemnified Party in providing such assistance will be reimbursed by the Indemnifying Party. Indemnifying Party will thereafter keep the Indemnified Party promptly and fully informed regarding all material developments with respect to such Loss. In no event shall the Indemnifying Party by its action or inaction, or by default, concede or admit liability, or enter into any judgment or settlement regarding any indemnified Loss without the Indemnified Party’s prior written consent, which such consent shall not be unreasonably withheld or delayed. If the Indemnified Party has to sue the Indemnifying Party to enforce this indemnity, the Indemnifying Party shall reimburse the Indemnified Party for all legal fees and expenses the indemnified Party incurs in connection with such enforcement. The Indemnified Partyy reserves the right, at its own expense, to participate in the defense of any matter otherwise subject to indemnification by the Indemnifying Party.

11.	INSURANCE

Globoforce shall maintain, during the term hereof, all insurance and/or bonds required by law and the following minimum insurance coverage:

11.1 Workers’ Compensation Insurance, or equivalent insurance, as required by the State(s) or jurisdictions in which the Service is to be performed.

11.2 Employer’s Liability Insurance with limits of not less that [*****] per occurrence or any amount required by applicable law whichever is greater.

11.3 Commercial General Liability Insurance, on an occurrence basis, including buy not limited to (premises-operation, broad form property damage, contractual liability, independent contractors, personal injury) with limits of at least [*****] combined single limit for each occurrence.

11.4 Professional Liability, Errors and Omission Insurance, with limits of not less than [*****] per occurrence.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.5 Excess Liability Insurance, in the Umbrella form and on an occurrence basis covering loss in the excess of the limits of Commercial General Liability Insurance and Employer’s Liability, with limits of at least [*****] combined single limit for each occurrence.

11.6 Comprehensive Crime Policy on an occurrence basis, with limits of at least [*****] per occurrence.

All insurance policies required to be carried by Globoforce hereunder shall (1) as of the Effective Date be placed with insurance companies holding a General Policyholders rating of “A” and a Financial Rating of “Vlll” or better, as set forth in the most current issue of Best’s Insurance Guide; and (2) contain a provision that the insurance provided hereunder shall be primary and non-contributing with any other insurance.

GE shall be named as a named additional insured on the Commercial General Liability Insurance, and Excess Liability Insurance policies required under this Agreement. Each such insurance policy carried by Globoforce shall grant waiver of subrogation on all policies referenced above, except for the Professional Liability, Errors and Omission Insurance and the Comprehensive Crime Policy.

Globoforce shall, within ten (10) days of the Effective Date, furnish certificates or adequate proof of the foregoing insurance to GE

Globoforce shall also require Its subcontractors, if any, as may be permitted hereunder, to maintain appropriate insurance and to agree to furnish GE, if required, certificates or adequate proof of such insurance. Certificates furnished by Globoforce or its subcontractors shall contain a clause stating that “GE is to be notified in writing at least thirty (30) days prior to cancellation of, or any material change, in the Policy.”

12.	COMPLIANCE WITH COMPANY’S POLICIES

12.1 Safety and Security Policies. Globoforce agrees to use reasonable efforts to cause any SP Personnel who provide Services under this Agreement to comply when on Company’s premises with Company’s standard safety and security policies that Company communicates to such SP Personnel, to the extent that such policies are applicable to the site where such SP Personnel is providing Services.

12.2 Drug Use Policies. Unless conflicting to any laws where the Services are being provided, Globoforce will advise any SP Personnel who provides Services under this Agreement on Company’s premises of Company’s right to require an initial drug screen prior to the commencement of the assignment and, further, to require a drug screen at any time during the assignment either: (i) if Company believes in good faith that the SP Personnel is under the influence of an illegal substance, or (ii) as a consequence of an accident caused by or involving the SP Personnel on Company’s premises during the performance of this Agreement and likely to have been related to the SP Personnel’s use of an illegal substance. Any drug screen shall be performed by Globoforce at Globoforce’s expense and Globoforce will address any positive results and handle accordingly. SP Personnel will not be permitted to perform the Services if a positive result of said drug screen is determined.

12.3 Background Checking.

(a) Globoforce shall prior to (and every three (3) months thereafter for so long as such SP Personnel are performing the Services) (i) deploying any SP Personnel on a recurring basis (whether everyday, once a week, month or fiscal quarter) at any Company location, facility or work site, or (ii) granting access to any Company Personal Data or Company networks (i.e., having a Company issued single sign-on account) to SP Personnel to perform the Services, and after securing appropriate written authorization from its SP Personnel, perform a watchlist screen to ensure that no SP Personnel is included on a Government List (as defined herein) prohibiting Globoforce, as the employer, from engaging in financial or other transactions with any SP Personnel. Government List is defined as including the following lists:

•	Consolidated List of Financial Sanctions Targets (formerly the Bank of England Consolidated List)

•	Bureau of Industry and Security Lists

•	Consolidated List - Australia

•	Consolidated List - Canada

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

•	DTC Debarred List

•	EU Consolidated List

•	FBI Most Wanted Terrorists

•	FBI Seeking Information

•	FBI Top Ten Most Wanted

•	FBI Most Wanted

•	Interpol Most Wanted

•	Ministry of Export, Trade, and Investment (METI) - Japan

•	Monetary Authority of Singapore List

•	OFAC Sanctions Programs

•	OFAC list of Specially Designated Nationals and Blocked Persons

•	Primary Money Laundering Concern List (US Department of the Treasury List of Financial Institutions Specially Designated as Being of Primary Money Laundering Concern)

•	State Department Proliferation List

•	Terrorist Exclusion List

•	United Nations Consolidated List

In addition, for SP Personnel providing services in the United States, Globoforce shall also assure the SP Personnel’s status to rightfully work in the United States through compliance with the Immigration and Naturalization Service’s I-9 process (“I-9 Check”). For SP Personnel providing services in jurisdictions outside the United States, Globoforce shall assure that such SP Personnel comply with local law requirements in such jurisdictions with respect to the right to work in such jurisdiction.

(b) In addition, and at Globoforce’s expense, Globoforce’s SP Personnel who are deployed in positions that Company, in its sole discretion, determines to be “security sensitive,” Globoforce shall, with respect to such SP Personnel

(i) exercise its commercially reasonable efforts to assure that none of its SP Personnel pose a threat to the safe working environment at the Company site, or a threat to the integrity of the business operations;

(ii) perform an identity check;

(iii) perform a criminal record check through an authorized background-reporting agency covering at least a seven (7) year time period, and including all locations in which the SP Personnel resided during that period;

(iv) verify the past seven (7) years of employment (position or job title held, dates of employment and duties) or the last three positions, whichever is greater;

(v) utilize the document “GE Guidelines for SP Personnel Assigned to Security Sensitive Positions,” which is attached hereto as Attachment 3, in complying with the above provision;

(vi) upon request by Company, and to the extent permitted by local law in jurisdictions outside the United States, verify the SP Personnel’s highest level of education and conduct a driving record search;

(vii) use a background reporting agency that includes in-person searches of county courthouse records, where such records are available (e.g. United States, Mexico, etc.; and

(viii) not place any SP Personnel with Company if any such SP Personnel lied or failed to disclose any prior criminal conviction, on his or her pre-placement or employment application.

(c) Globoforce shall maintain as records any such background checks for the duration of the Term, or any Renewal Term, and for three (3) years thereafter.

(d) At Globoforce’s request, and with Company’s approval, Company shall provide the names of its background checking suppliers to Globoforce to utilize to conduct the foregoing background checks.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

12.4 Technology and Data.

(a) Globoforce agrees to adhere to the Company information technology security guidelines detailed herein to the extent such requirements are applicable to the Services.

(b) Company IT Security Guidelines:

(i) If Globoforce has access to Company’s e-mail, computers, systems, electronic storage media or networks, Globoforce shall adhere to the requirements contained in the “Guidelines for Acceptable Use of Information Resources” (Attachment 4); and

(ii) If Globoforce will host and/or house any Company data (including, but not limited to, Confidential Information and Company Personal Data) or if Globoforce’s network will be connected to Company’s network, Globoforce shall adhere to the requirements contained in the “GE Third Party Information Security Policy” (includes requirement for questionnaire and onsite review) (Attachment 5).

(c) Company and Globoforce shall agree in good faith to additional security requirements in order to render Company/Globoforce environments secure, and Globoforce shall implement such changes to comply with Company’s security guidelines and/or requests.

12.5 Other Policies. Globoforce will supply and review with all SP Personnel who provide Services under this Agreement a copy of Company’s Integrity Guide for Suppliers (Attachment 6), and to cause each SP Personnel to comply with such policies to the extent that such policies are applicable to the activities conducted by the Globoforce and SP Personnel in performing the Services.

13.	PERSONAL DATA PROTECTION

13.1 Definitions:

(a) “Personal Data” is any information relating to an identified or identifiable natural person (“Data Subject”).

(b) “Company Personal Data” includes (i) Personal Data provided to Globoforce by or on behalf of Company; (ii) Personal Data (from whatever source) being Processed by Globoforce on behalf of Company; (iii) Personal Data (from whatever source) pertaining to Company personnel; and (iv) Personal Data created by Globoforce based on data in section (i), (ii) or (iii) above.

(c) “Processing” of Personal Data shall mean and include any operation or set of operations which is performed upon Personal Data, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, accessing, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.

(d) “Affiliate” with respect to either party shall mean any entity, including without limitation, any individual, corporation, company, partnership, limited liability company or group, that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such party.

13.2 Globoforce acknowledges that it may be the recipient of Personal Data during the course of the performance of its obligations under this Agreement. Globoforce agrees that with respect to Personal Data, howsoever received, it shall at all times:

(i) maintain such Personal Data in the strictest confidence using the same degree of care that it uses in safeguarding its own confidential information, but in no event less than a reasonable degree of care, and using procedures that shall prevent the intentional or unintentional disclosure or use of Personal Data in violation of this Agreement,

(ii) use such Personal Data only to fulfill its contractual obligations under this Agreement,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(iii) disclose such Personal Data only to such of its officers, employees and agents as have a need to know such Personal Data in connection with the performance of the obligations under this Agreement and then only after each such person has been advised of the obligations and restrictions contained herein,

(iv) not disclose Personal Data to third parties without having first received express written approval from GE, and

(v) immediately upon GE’s request or at the termination or expiration of this Agreement or after recipient no longer needs to use the Personal Data to perform its obligations under this Agreement, return or destroy at GE’s option, all such Personal Data to GE (including any information which may contain or reflect any Personal Data), confirming such destruction to GE in writing. The Parties acknowledge that this Section 13.2(v) shall not prevent Globoforce from retaining copies of Personal Data to the extent that it is required to do so to provide evidentiary matter for financial transactions related to the issuance of awards and award usage for seven years from the transaction date or legal purposes.

13.3 Globoforce shall obtain and maintain in effect, written agreements with each of the personnel who participate in providing Services hereunder, containing terms sufficient for Globoforce to comply with its obligations under section 13.

13.4 Globoforce shall implement technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent, among other things: (i) accidental, unauthorized or unlawful destruction, alteration, modification or loss of Personal Data, (ii) accidental, unauthorized or unlawful disclosure or access Personal Data, (iii) unlawful forms of processing of Personal Data. The security measures taken shall be in compliance with applicable data protection regulation and shall be adapted to the risks represented by the processing and the nature of the Personal Data to be processed, having regard to the state of the art and the cost of implementation. Globoforce shall immediately inform GE of any breach of this security and confidentiality undertaking.

13.5 Failure by Globoforce to comply with the obligations set forth in this Agreement relating to Personal Data is considered a material breach of this Agreement.

13.6 Globoforce understands and agrees that GE may use any “Contact Information” (such as name, address, telephone number, e-mail address, etc.) provided by Globoforce or any of its representatives for purposes reasonably related to the performance of this Agreement, including but not limited to payment administration, and that such contact information may be transferred to and stored in a global database located in the United States of America and maintained by GE or one of its affiliates. Globoforce agrees that it will comply with all legal requirements (e.g., obtaining consent of the Data Subject, where required) prior to the transfer of any Contact Information or other Personal Data to GE. The Contact Information will not be given to third parties outside the General Electric Company family of companies. GE will take appropriate measures to ensure that Contact Information is stored securely and in conformity with applicable data protection laws.

13.7 Globoforce shall notify Company in the most expedient time possible under the circumstances and without unreasonable delay of any Security Breach involving any Company Personal Data, where “Security Breach” is defined as any event involving an actual, potential or threatened compromise of the security, confidentiality or integrity of the data, including but not limited to any unauthorized access or use, or any broader circumstances as defined in any applicable local law. Globoforce shall also provide Company with a detailed description of the Security Breach, the type of data that was the subject of the Security Breach, the identity of each affected person, and any other information Company may request concerning such affected persons and the details of the breach, as soon as such information can be collected or otherwise becomes available. Globoforce agrees to take action immediately, at its own expense, to investigate the Security Breach and to identify, prevent and mitigate the effects of any such Security Breach, and to carry out any recovery or other action (e.g., mailing statutory notices) necessary to remedy the Security Breach. The content of any filings, communications, notices, press releases, or reports related to any Security Breach (“Notices”) must first be approved by Company prior to any publication or communication thereof to any third party. Globoforce shall pay for or reimburse Company for all costs, losses and expenses relating to any Security Breach, including without limitation, the cost of Notices; any such costs, losses and/or expenses shall not in any way be limited under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

13.8 Globoforce shall comply with all applicable laws and regulations pertaining to Personal Data protection, and will process “Employment Data” consistent with the “GE Employment Data Protection Standards,” attached hereto as Attachment 7. In particular, when Personal Data is collected by Globoforce from a Data Subject directly during the course of Globoforce’s performance under this Agreement, Globoforce shall: provide the Data Subject with the information required by applicable laws and regulations; permit access by the Data Subject to the Personal Data collected about him/her; and, when necessary, obtain the consent of Data Subjects. Globoforce must, however, seek and obtain prior written approval from Company regarding the scope of Personal Data to be collected and the consent language to be used.

13.9 Company reserves the right to conduct at any time, subject to a prior written fifteen (15) days notice, an on-site verification of Globoforce’s compliance with obligations relating to Company Personal Data, up to six (6) months after the termination of this Agreement or for so long as Globoforce retains any Company Personal Data. Globoforce shall provide access to all applicable facilities, equipment and records in order to conduct such verification.

13.10 Upon termination of this Agreement, for whatever reason, Globoforce shall stop all Processing of Company Personal Data and shall, unless required to provide evidentiary matter for financial transactions related to the issuance of awards and award usage for seven years from the transaction date or legal reasons, return to Company any copies and reproductions of Company Personal Data. These undertakings remain in force even after termination of this Agreement for whatever reason.

13.11 If in the course of the Parties’ performance of this contract, any Personal Data will be transferred from a member state of the European Union (EU) to a jurisdiction outside the EU that has not been declared “adequate” for personal data protection by the European Commission, the party becoming aware of this situation will inform the other, and Company and Globoforce (or other Processor, if approved by Company) will enter into the Standard Contractual Clauses for Controller-to-Processor Transfers (attached as Attachment 8.

14.	RELATIONSHIP BETWEEN THE PARTIES

14.1 Independent Contractor. Globoforce is an independent contractor. Nothing in this Agreement shall be construed to create a partnership, joint venture, or agency relationship between the Parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Company and either Globoforce or any SP Personnel or agent of Globoforce. Each party will be solely responsible for payment of all compensation owed to its employees, as well as federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of the applicable party, and each party shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits (if any) to which such party’s employees may be entitled. Neither Globoforce or SP Personnel shall have any right or authority to assume or create any obligation of any kind expressed or implied in the name of or on behalf of Company.

14.2 Notice. All notices, including notices of address change, required to be sent hereunder shall be sent by facsimile (with the original to promptly follow by applicable national mail service or overnight courier), by overnight courier, or transmitted electronically. Notices will be deemed given on the date delivered to the recipient if sent by fax or overnight courier (it being agreed that the sender shall retain proof of transmission or delivery, as the case may be), or when accessible electronically if sent electronically under the preceding paragraph. Notices shall be sent to the Parties respective Project Managers as identified in a relevant SOW with a copy to the following persons (or as otherwise directed by a party):

Company:

Lori Jacon

1 River Road

Schenectady NY 12345

518-388-7618

Globoforce:

Globoforce Limited

Attn: legal department

6 Beckett Way, Parkwest Business Park, Dublin 12, Ireland

Fax #353-1-625-8801

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

14.3 Non-Solicitation. Each party agrees that it will not hire or solicit for employment, any of the employees, workers or consultants of the other party, without the written consent of the party, for at least one (1) year following the completion or termination of this Agreement; however, if either party does so hire, the hiring party shall pay the current finders fee in the industry for such hire. It is understood and agreed that a party who responds to an advertisement for employment that is available to the general public shall not be in violation of this Section.

14.4 Business Continuity Plan. In the event Company identifies Globoforce as a critical supplier, and at Company’s request, Globoforce will prepare, maintain and comply, at no additional cost to the Company, with a Business Continuity Plan (“BCP”) designed to ensure that it can continue to provide the Services in accordance with this Agreement and each SOW in the event of a disaster or other BCP-triggering event (as such events are defined in the applicable BCP). Globoforce’s BCPs will include, at a minimum, the following items:

(a) Risk Assessment and Mitigation. A determination of the potential range of adverse interruptions to Globoforce, the causes of the potential interruptions and the nature of any policies and practices in place that would mitigate such potential interruptions. Risk mitigation procedures shall provide for: (i) the retention, rotation, and retrieval of data and files; (ii) and obtaining critical resources necessary for recovery. Globoforce shall identify a back-up service site and procedures for transferring operations.

(b) Business Impact Analysis. An analysis of all business functions related to the services and the effect that a specific disaster may have upon them.

(c) Business Recovery Strategies. Identification of current and future critical operations/processes and the strategies to recover such operations/processes.

(d) Emergency Response Procedures. Documentation of procedures to activate an immediate, orderly response to emergency situations.

(e) Procedures to address potential disruptions to Globoforce’s supply chain. Globoforce shall require the same minimum levels of business continuity planning of its critical suppliers as required herein this section.

(f) Maintenance Testing and Training Procedures. Globoforce shall develop and maintain an emergency contact list for Company and establish a defined escalation process for notification of Company in the event of an interruption. Globoforce shall identify and train key team personnel.

(g) Globoforce will maintain the BCP, update it quarterly and test it at least annually. Upon Company request, Globoforce shall provide Company a copy within 30 days of plan updates and test results.

15.	QUALITY ASSURANCE

15.1 Globoforce shall be responsible for the specific quality performance and productivity provisions and documentation requirements, if any, set forth in the applicable SOW. Globoforce shall, in addition, be responsible for imposing the applicable quality assurance requirements on its subcontractors. Company shall have the right to conduct quality audits and to perform or witness inspections or tests of the Services and Deliverables, as may be applicable, furnished hereunder, whether at Globoforce’s facility or at Company’s site, at no charge to Company by Globoforce, at any time during manufacture and prior to shipment.

16.	ALTERNATIVE DISPUTE RESOLUTION

16.1 In the event of any dispute between the Parties hereto arising from or relating to this Agreement, then, upon the written request of either party, each of the Parties will appoint a designated representative to endeavor to resolve such dispute. The designated representatives will be executives with sufficient authority to engage in good faith negotiations and bind the party s/he represents. If the designated representatives are unable to resolve the dispute within a reasonable period (but in no event more than thirty (30) days from the date of receipt of written request, then the dispute will be escalated to representatives of each party at least one (1) level higher in their respective

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

organizations than those involved in the previous round of negotiations. Except if a court determines preliminary injunctive relief is warranted upon application of one of the Parties to this Agreement, no formal proceedings relating to such dispute may be commenced until the escalated representatives conclude in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely. If the escalated representatives are also unable to resolve the dispute within a reasonable period, (but in no event more than sixty (60) days from the date of receipt of written request), the Parties shall submit the dispute for non-binding mediation by a single mediator in accordance with the rules of the CPR Institute for Dispute Resolution (www.cpradr.org) (“CPR”) or, when either of the Parties is not a U.S. entity, with the ADR rules of the International Chamber of Commerce (“ICC”), utilizing rules and procedures in place at the time of the dispute. Such mediator shall be competent in any technical, employment law or other issue(s) involved in the dispute. In the event the Parties are unable to resolve the dispute within thirty (30) days of commencement of the mediation, or if one party fails to participate in the mediation as agreed herein, either party may refer the dispute to arbitration by a sole arbitrator (for disputes arising under an SOW for $5 million or less) or 3 arbitrators (for claims arising under an SOW over $5 million) in accordance with the CPR Rules for Non-Administered Arbitration of Business Disputes then currently in effect, or, when either of the Parties is not a U.S. entity, in accordance with the arbitration rules of the ICC. Unless otherwise agreed by the Parties, the mediator shall be disqualified from serving as arbitrator in the case. The place of arbitration shall be New York, New York, and the language of the arbitration shall be English. The arbitration shall be governed by the Federal Arbitration Act and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The Parties will participate in the arbitration in good faith, and will share equally in the administrative costs of the mediation and arbitration. The arbitrator shall not be empowered to award damages in excess of compensatory damages, and each party irrevocably waives all rights to recover such non-compensatory damages with respect to any Dispute resolved by arbitration hereunder. Globoforce irrevocably waives all objections to venue, jurisdiction of the court, and right to trial by jury in any judicial action, proceeding or claim ancillary to an arbitration arising out of this Agreement.

17.	LIMITATION OF LIABILITY

17.1 Company’s total liability to Service Provider for all claims or suits of any kind, whether based upon contract, tort (including negligence), warranty, strict liability, or otherwise, for any losses, damages, costs or expenses of any kind whatsoever arising out of, resulting from, or related to the performance or breach under an SOW of this Agreement shall, under no circumstances, exceed the fees paid and/or due and payable under such SOW. Company shall not, under any circumstances, be liable for any special, exemplary, indirect, incidental, cover, punitive, or consequential losses or damages, costs, or expenses whatsoever, including loss of use, revenue or profit, arising in contract, warranty or in tort (including negligence) or any other legal theory, even if Company has been advised of the possibility of same. Notwithstanding the foregoing, nothing herein shall limit or exclude Company’s liability for: (i) damages or losses arising from its gross negligence, willful misconduct or fraud; (ii) its willful misappropriation of the Service Provider’s Software or Intellectual Property; (iii) bodily injury, death or damage to tangible or real property; (iv) damages or losses to the extent attributable to Company’s failure to comply with any applicable law or regulation in connection with this Agreement subject to a maximum liability of [*****] with respect to consequential damages, or (v) any other damages or losses that cannot be limited as a matter of law.

17.2 Per each twelve (12) month period commencing on the Effective Date set forth above and each anniversary thereafter (the “Agreement Year”), Service Provider’s total liability to Company for all claims or suits of any kind, whether based upon contract, tort (including negligence), warranty, strict liability, or otherwise, for any losses, damages, costs or expenses of any kind whatsoever arising out of, resulting from, or related to the performance or breach under an SOW shall not, under any circumstances, exceed the greater of (i) the annual transaction fees paid by Company to Globoforce in the given Agreement Year, or (ii) [*****]. Service Provider shall not, under any circumstances, be liable for any special, exemplary indirect, incidental, cover, punitive, or consequential losses or damages, costs, or expenses whatsoever, including loss of use, revenue or profit, arising in contract, warranty or in tort (including negligence) or any other legal theory, under an SOW, even if Service Provider has been advised of the possibility of same. Notwithstanding the foregoing limitation and exclusions, nothing herein shall limit or exclude Service Provider’s liability for, nor shall the following comprise any of the foregoing limitation amounts, any: (i) damages or losses (including defense costs) arising directly in connection with any claim subject to indemnification under Section 10; (ii) damages or losses arising from its gross negligence, willful misconduct or fraud; (iii) damages or losses arising from its breach of its confidentiality and personal data protection obligations contained in the Agreement or applicable SOW; (iv) bodily injury, death or damage to tangible or real property; (v) any employment-related claim (including TUPE) concerning Globoforce employees, subject to a maximum liability of [*****] with respect to consequential damages; (vi) damages or losses to the extent attributable to Service Provider’s failure to comply with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

any applicable law or regulation in connection with providing the Services, subject to a maximum liability of [*****] respect to consequential damages; (vii) government fines, penalties, taxes, filing fees and related costs, to the extent attributable to Service Provider’s failure to comply with the applicable terms and conditions of this Agreement and/or applicable law, subject to a maximum liability of [*****] with respect to consequential damages; or (ix) any other loss or damage that cannot be limited as a matter of law. It is understood and agreed by Company and Service Provider that, notwithstanding anything herein to the contrary, in the event of a non-material breach of the Agreement, and Company elects to exercise its termination rights as provided for in this Agreement or applicable SOW’s but, if Service Provider is still able to fully perform its obligations hereunder, Company shall not have the right to seek cover or expectancy damages whatsoever and shall not be able to recoup the costs or expenses of seeking and/or hiring another service provider. The foregoing in no way prevents Company from seeking recovery for all other damages and/or losses suffered, as may be limited herein, due to said non-material breach, in the event of termination by Company associated with a material breach by Service Provider, Company may be able to seek cover damages subject to the liability caps above.

18.	GENERAL PROVISIONS

18.1 Severability. If any provision of this Agreement is illegal or unenforceable, its invalidity shall not affect the other provisions of this Agreement that can be given effect without the invalid provision. If any provision of this Agreement does not comply with any law, ordinance or regulation, such provision, to the extent possible, shall be interpreted in such a manner so as to comply with such law, ordinance or regulation, or, if such interpretation is not possible, it shall be deemed to satisfy the minimum requirements thereof.

18.2 Assignability/Subcontractors.

(a) Unless otherwise approved or agreed in writing, Globoforce shall not assign, delegate or subcontract any of its rights or responsibilities under this Agreement to any third party or entity, and this Agreement may not be involuntarily assigned or assigned by operation of law, without the express written consent of Company, which consent shall not be unreasonably withheld.

(b) If Company consents to the use of any subcontractors and/or consultants provided by Globoforce to perform the Services, such subcontractors and/or consultants shall be engaged to do so under written contracts with Globoforce under terms and conditions no less restrictive than those set forth herein,, including but not limited to Sections 7 and 12. Globoforce shall also ensure that each subcontractor has obtained and maintains all licenses required in connection with the Services for which such subcontractor is responsible. Globoforce shall include in its subcontracts provisions substantially equivalent to those in this Agreement and, where applicable, equivalent to those in an SOW between any Business Component and Globoforce, to the extent such terms and conditions are relevant to the Services to be provided by the subcontractor (including, without limitation, a restriction on the subcontractor’s right to further subcontract its obligations without Company’s or such Business Component’s prior written consent), and shall identify Company and, where applicable, such Business Component, as a direct and intended third party beneficiary thereof. Upon Company request from time-to-time, an officer of Globoforce shall certify in writing that each subcontractor is in full compliance with this Section.

(c) Notwithstanding the foregoing, it is understood and agreed that Globoforce may without notice to Company subcontract certain ministerial and non-core responsibilities, including by way of example and not limitation, mailing and copying, provided that such ministerial and non-core responsibilities do not involve the handling or processing of Company Personal Data.

(d) Globoforce shall remain responsible, as primary obligor, for all obligations performed by subcontractors to the same extent as if such obligations were directly performed by Globoforce, including any acts or omissions by the subcontractors. In no event shall Globoforce be relieved of its obligations under this Agreement as a result of its use of any subcontractors. Globoforce shall supervise the activities and performance of each subcontractor and shall be jointly and severally liable with each such subcontractor for any act or failure to act by such subcontractor. If Company and/or Business Component determines that the performance or conduct of any subcontractor is unsatisfactory, Company and/or Business Component may notify Globoforce of its determination in writing, indicating the reasons therefor, in which event Globoforce promptly shall take all necessary actions to remedy the performance or conduct of such subcontractor or, if such remediation is not possible, replace such subcontractor.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(e) Any attempt by Globoforce to so assign or delegate any of the foregoing (except as permitted, above) without consent as provided for herein shall be void. Notwithstanding the above, Globoforce may assign this Agreement upon written notification to Company to any entity which acquires all of (or substantially all of) the assets or voting stock of Globoforce.

(f) If a Business Component is either, sold, divested, spun-off by Company to a third party or entity or otherwise ceases to be a Business Component of Company (“Sold Business”), during the Term of this Agreement, and such Business Component has at least 30,000employees, then such Business Component shall be entitled to sign a new service agreement within 180 days of the divestiture directly with Globoforce, containing similar pricing and Services to those currently offered to GE under an existing SOW. For Sold Business with employee population between 10,000 and 30,000, then Globoforce and the Sold Business shall negotiate in good faith a contract based on Globoforce’s then current pricing, taking into consideration the services and pricing under the existing GE SOW, for the services to be offered the new entity that contains the Sold Business.

18.3 Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the substantive laws of the State of New York, United States of America, without regard to the conflict of laws principles thereof, and all actions arising out of or relating to this Agreement must be brought in the State of New York. The application of the United Nations Convention on the International Sale of Goods is hereby excluded. Globoforce agrees that it will not object to the choice of New York law or arbitration in New York in any proceeding to adjudicate a dispute under this Agreement or to enforce an arbitral award related to this Agreement.

18.4 Advertising/Publications. As a material obligation of this Agreement and except as otherwise required by law, Globoforce or its agents shall not release information with respect to the existence or terms of this Agreement or an amendment or any other document thereto and shall not use the name, logo, trademarks, photographs, or any reference either direct or indirect of Company or any Business Component in advertising, marketing, public relations or similar publications (such as, but not limited to, marketing brochures, press releases, case studies or references). Company does not contemplate providing any such consent and is under no obligation, express or implied, to provide any such consent, and, in the event that any such consent should be granted for a particular communication, Company shall not be under any further obligation to provide consent in any future request.

18.5 Electronic Communications. Any document properly transmitted and received by the other party by computer access shall be considered a writing delivered in connection with this Agreement. Electronic documents shall be deemed received by a party when accessible by the recipient on the computer system.

18.6 Waiver. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. The Parties’ failure at any time to enforce any of the provisions of this Agreement or any right or remedy available hereunder or at law or equity, or to exercise any option herein provided will in no way be construed to be a waiver of such provisions, rights, remedies or options or any other term, condition or covenant of this Agreement, or in any way to affect the validity of this Agreement. The exercise by Company or Globoforce of any rights, remedies or options provided hereunder or at law or equity shall not preclude or prejudice the exercising hereunder of the same or any other rights, remedies or options.

18.7 Force Majeure. Neither party shall be in default or otherwise liable for any delay in, or failure of, its performance under this Agreement or any SOW where such delay or failure arises by reason of any act of God, or any government or any governmental body, war, insurrection, the elements, strikes or labor disputes, or other similar or dissimilar cause beyond the control of such party. Company may terminate, at its option, the whole or any part of this Agreement or any SOW if such a situation continues for thirty (30) days.

18.8 Entire Agreement. Time is of the essence as to each and every provision of this Agreement, or the applicable SOW requiring performance within a specified time. This Agreement and any SOW’s referencing this Agreement shall constitute the complete and final expression of agreement between the Parties and supersedes all previous or contemporaneous agreements or representations, written or oral, with respect to the subject matter described herein. No course of prior dealings between Parties, no course of performance and no usage of trade shall be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party has knowledge of the performance and opportunity for objection. This Agreement may not be modified, supplemented or amended except in an applicable SOW or other writing signed by a duly authorized representative of each party. Any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

attempted modification, addition of new terms, or submission of inconsistent terms thereto in any Globoforce document, whether or not materially different, are objected to and shall have no force or effect upon Company unless specifically accepted by Company in writing. The Parties agree that they will contract in the English language and that there shall be no requirement to translate this Agreement or any of the documents incorporated herein into any other language. Any section that by its nature should survive expiration or termination of this Agreement, shall remain in effect after the expiration or termination of this Agreement, including but not limited to, Sections 6,7, 8,9,10 and 17. Except as the Parties may otherwise agree, this Agreement and any SOWs, purchase orders, data, notices, shipping invoices, correspondence and other writings shall be written in the English language. In the event of any inconsistency between any translation thereof into another language, the English language meaning shall control.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above or as otherwise specified herein.

Executed by Company:		Executed by Globoforce:

Authorized Signature:	/s/ Rick Gangemi	Authorized Signature:	/s/ Stephen Cromwell

Name:	Rick Gangemi	Name:	Stephen Cromwell

Title:	Senior Sourcing Specialist	Title:	CFO

Date:	5/29/09	Date:	6/5/09

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

MASTER SERVICES AGREEMENT

FIRST AMENDMENT

This Amendment to the Master Services Agreement (the “Agreement”), dated June 1, 2009 by and between Globoforce Limited with its principal place of business at 21 Beckett Way, Park West Business Park, Dublin 12 Ireland (“Service Provider”) and General Electric Company, a New York corporation, having an office located at 3135 Easton Turnpike, Fairfield, Connecticut 06828 (“GE”) is made as of August 27, 2013 with reference to the following:

WITNESSETH:

WHEREAS, GE and Service Provider entered into the Agreement for the provision of rewards and recognition services.

WHEREAS, the parties to this Amendment wish to amend the Agreement to extend the contract terms and to include an obligation of Service Provider to agree to updated versions of certain of GE’s policies, among other provisions, all as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties to this Amendment agree as follows:

1. Amendment.

A.	In Section 1. SCOPE AND PROVISION OF SERVICES, sub section, 1.4 “Change Orders” is deleted in its entirety and replaced with the following:

1.4	Change Orders. The Parties hereto may modify a Statement of Work by a written document properly executed by both Parties (“Change Order”), attached hereto as Attachment 9. Either Party may notify the other in writing whenever such Party identifies the need to provide services in addition to or different from those described in this Statement of Work, and the Parties shall mutually agree on the scope of such changes. Where applicable, Change Orders shall include a cost estimate for services to be provided by Globoforce.

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Globoforce MSA- Amend#1	Page 19

B.	In Section 2. CHARGES, PAYMENT AND TAXES, sub-section 2.6 is deleted in its entirety and replaced with the following, including new Attachment 2:

2.6	Unless otherwise agreed to in writing, all necessary and reasonable travel, living and other related out of pocket expenses (“T&L Expenses”) to be incurred by Globoforce shall be included within the Fee structure set forth in the applicable SOW. To the extent Company agrees in writing to reimburse Globoforce, Company shall reimburse Globoforce for reasonable out-of-pocket travel, lodging and meal expenses actually incurred by Globoforce Personnel in accordance with Company’s T&L policy (attached hereto as Attachment 2), as may be amended from time to time. Globoforce shall either invoice T&L Expenses separately or clearly itemize such expenses on its invoices to Company.

C.	In Section 4. TERMS AND TERMINATION, sub-section 4.1 is deleted in its entirety and is replaced with the following:

4.1	This Agreement shall commence on the Effective Date and shall remain in effect until May 31, 2019. In the event any SOW is in effect at the time of expiration of this Agreement, the terms and conditions of this Agreement shall remain in effect for the duration of such SOW.

D.	In Section 12. COMPLIANCE WITH COMPANY’S POLICIES, sub-section 12.5, “Other Policies,” is deleted in its entirety and replaced with the following, including Attachment 6:

12.5	Service Provider acknowledges that it has read the GE Integrity Guide for Suppliers, Contractors and Consultants (the “Guide”), which Service Provider acknowledges it has received as a separate data file, but which can also be found at the following Internet address http://www.gesupplier.com/html/SuppliersIntegrityGuide.htm, attached hereto as Attachment 6, and agrees that it will comply fully with the Guide in the performance of the Services and/or Deliverables. Where SP Personnel (as hereafter defined) will be on Company premises regularly, have access to Company’s network or sensitive information, interact with governments or customers on Company’s behalf or are otherwise in sensitive positions, Service Provider also agrees that it will: (a) provide a copy of the Guide to SP Personnel, (b) instruct SP Personnel to comply with such documents, (c) be responsible for any failure of SP Personnel to comply with such document, and (d) upon reasonable notice, cause relevant SP Personnel to attend and participate in compliance briefings conducted by Company representatives.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Globoforce MSA- Amend#1	Page 20

2. Ratification. The Agreement as amended hereby is ratified by each of the parties hereto and shall remain in full force and effect in accordance with its terms as so amended. This First Amendment set forth above is not a consent to any waiver or modification of any other terms or conditions of the Agreement and shall not prejudice any rights which any of the parties may now or hereafter have in connection with the Agreement.

3. Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single amendment, with the same effect as if the signatures hereto and thereto were upon the same instrument.

IN WITNESS WHEREOF, each of the Parties hereto has caused this First Amendment to the Agreement to be executed by its duly authorized officer or representative.

GLOBOFORCE LIMITED	GENERAL ELECTRIC
/s/ Stephen Cromwell	/s/ Gloria Lewis
By (Signature)	By (Signature)

Stephen Cromwell	Gloria Lewis
Printed Name	Printed Name

Chief Financial Officer	Corporate Sourcing Lender
Title	Title

8/27/13	8/28/2013
Date	Date

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ATTACHMENT 9

CHANGE REQUEST FORM

1. Contract Information. This Change Request Form is provided pursuant to and governed by Section 1.4 “Change Orders,” of the Master Services Agreement entered into between Globoforce (Service Provider) and General Electric as of June 1, 2009 (“Agreement”). Any term used but not defined in this Change Request Form will have the meaning given to it in the Agreement. The party receiving the Change Request shall provide a written response to the Change Request, signed by such receiving party, on the same form (a “Change Response”). Each Change Request and associated Change Response (if any) expressly accepted by Company shall be deemed a “Change Order.” Once this Change Request Form is signed by both parties, below, it shall be deemed a Change Order. Each Change Order shall become a part of the Statement of Work to which it relates as if initially entered into as part of that Statement of Work, and, together with such Statement of Work, shall be governed by this Agreement.
Contract/MSA/PSA:	Change Order No.	For Statement Of Work No.
2. Party Information.
Name Of Requesting Party:	Name of Party to whom Submitted:	Date Submitted:

3. Change Request. (Attach additional pages referencing this Section 3 as required.)
Change to: (identify one only)	Description of Requested Change
☐ Development Material ☐ Deliverable ☐ Services Task
4. Impact Analysis. (Required to be filled-out with all Change Requests submitted by Service Provider and as part of all Change Responses returned to Company by Service Provider as part of a Company-submitted Change Request. Attach additional pages referencing this Section 4 as required.)
Resource Impact:
Cost Impact:
Timing Impact:
Date Response Delivered
5. Change Response – Acceptance or Rejection of Change Request.
HAVING RECEIVED, UNDERSTOOD AND AGREED with this Change Request Form, (check only one) ☐ Company ☐ Service Provider hereby (initial one):
accepts the Change Request and desires to proceed with the change requested hereon.
rejects the Change Request and does not desire to proceed with the change requested hereon and hereby terminates such request.
6. Change Order. If this Change Request Form is signed by both parties below it shall be deemed a Change Order and shall become a part of the Statement of Work to which it relates, shall be governed by the Agreement and shall be attached thereto as if initially entered into as part of the Statement of Work.

General Electric	Globoforce

AUTHORIZED SIGNATURE & DATE SIGNED	AUTHORIZED SIGNATURE & DATE SIGNED

PRINTED NAME & TITLE	PRINTED NAME & TITLE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Globoforce MSA- Amend#1	Page 1

STATEMENT OF WORK

“Customer” Information:

Customer Name:	General Electric
Statement of Work Name:	Statement of Work #2 Global R&R Services
Statement of Work Number:	Number 2

“Service Provider” Information:

Service Provider Name:	Globoforce

This Statement of Work (this “Statement of Work”), dated as of June 1, 2009 (the “Effective Date”), is made by and between General Electric Company (“Customer”) and Globoforce (“Service Provider”) pursuant to the Master Services Agreement, effective as of June 1, 2009 by and between GE and Service Provider (the “Agreement”), the terms of which are incorporated herein by reference. This Statement of Work sets forth the details for the Services and/or Deliverables described herein. Capitalized terms not defined in this Statement of Work shall have the meanings ascribed to them in the Agreement. This Statement of Work will not become binding on Customer until Customer issues a purchase order (“Purchase Order”) for the total fees payable hereunder. Customer will promptly notify Service Provider upon the issuance of the Purchase Order.

21.	EXECUTIVE SUMMARY.

This SOW shall specify the Services, scope of work, pricing and appropriate project timelines, as well as any additional reimbursable expenses, requirements, considerations, or objectives which differ from the general provisions of the Master Services Agreement or as more fully set forth below.

22.	DURATION OF SERVICES INCLUDING RENEWAL RIGHTS.

The term (“Term”) of this SOW shall commence on June 1, 2009 (the “Effective Date”) and shall expire upon May 31, 2014. In the event this SOW exceeds the Term of the Agreement, the terms and conditions of the Agreement shall remain in effect for the benefit of this SOW only.

23.	PROJECT MANAGERS. The following persons are designated as Project Managers for the respective parties:

Service Provider: Globoforce
Name:	Alice Ferguson
Title:	Global Account Executive
Address:	112 Turnpike Road, Suite 107, Westborough, MA 01581
Phone:	+1(508)616-6123
Email:	alicef@globoforce.com
Fax:	+1(508)898-9908

Customer:	GE
Name:	Lori Jacon
Title:	Service Integration Project Leader
Address:	GE - Global Business Services, 1 River Road,
Building 5-7 West, Schenectady, NY 12345
Phone:	518-388-7618
Email:	Lori.Jacon@ge.com

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

2

24.	FEES.

See Attachment 1 - Schedule of Fees

25.	INVOICES AND PAYMENT TERMS.

Notwithstanding section 2 of the Master Service Agreement dated June 1, 2009, Globoforce shall invoice General Electric or its business component no later than [*****] days after the completion of the services. All amounts owed under this SOW shall be billed at each month-end, or more frequent as agreed between the parties for special one-time award uploads.

The current month-end invoice schedule for 2009 is as follows (these are the dates the files should be run, up to and not including):

Jan 1 2009

Feb 2 2009

Mar 2 2009

Mar 30 2009

May 4 2009

June 1 2009

June 29 2009

Aug 3 2009

Aug 31 2009

Sept 28 2009

Nov 2 2009

Nov 30 2009

Thirty days prior to calendar year end, the parties shall agree the invoice dates for the subsequent calendar year.

All fees shall be payable within the payment structure outlined below. Payment will be made after receipt of a correct invoice and related “MIS file” (file with invoice detail used for reconciliation) by General Electric, for which approval shall be completed within five business days of a correct invoice receipt. Credit notes to be issued by Globoforce shall not delay the approval of monthly invoices. Invoices not paid when due may accrue late charges at a rate of 1.5% per month or the maximum rate permitted by law, whichever is lower, from the date such payment was due until the date invoice is actually paid in full. Payment term from date of invoice approval by GE:

•	[*****] awards - NET 45 days from invoice approval. For clarity, except for receipt of an invoice by GE after the 10th day of a calendar month or where the approval process is delayed due to significant invoice errors (greater than 1% of the invoice amount is incorrect), then the payment for [*****] awards shall occur prior to the end of the following month-end. For example, invoice received by May 10th, shall be paid by GE prior to June 30th unless there are significant errors in the invoice.

•	[*****]

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General Electric Company

Confidential

3

26.	GENERAL OBLIGATIONS.

Service Provider (or its Project Manager, as appropriate) shall:

26.1	Prepare a communication plan at the start of the project which at minimum shall provide the frequency that the party’s Project Managers shall confer (it is recommended that they confer at least once per week, either in person or by telephone) to discuss project status, new problems, resolution or status of prior problems, prioritization, timing, staffing, budget, and any other matters deemed relevant to the project. Service Provider’s Project Manager shall use commercially reasonable efforts to participate in all scheduled project status meetings.

26.2	Promptly bring to Customer’s attention any issues that could affect the timing or delivery of Services or the Deliverables.

27.	ADDITIONAL TERMS.

1 The following provision, to the extent it conflicts with Section 3.1 of the Master Services Agreement, supersedes Section 3.1 of the Master Services Agreement:

In no case will Globoforce increase prices under this SOW during the Term or any Renewal Term of the SOW unless mutually agreed to in writing by both parties and memorialized in an amendment to the SOW.

28.	ORDER OF PRECEDENCE. In the event of any inconsistency between the Agreement, this Statement of Work or any Change Request, the following order of precedence shall control: (a) this Statement of Work shall take precedence over the Agreement; and (b) any Change Request(s) shall take precedence over this Statement of Work

29.	JOINT QUALITY IMPROVEMENT PROGRAM

GE has implemented a process/services improvement methodology (“Six Sigma”) and proprietary training materials to support the application of that methodology. Globoforce, as a supplier of services, shall work with GE to implement a joint quality improvement program as part of this Agreement. Globoforce shall, at a minimum, become familiar with the terms and definitions related to the Six Sigma Quality Methodology and shall be able to facilitate, cooperate and assist GE with implementing a quality program as it relates to these services. Both parties confirm their support and commitment to develop a comprehensive quality program within thirty (30) days of the Effective Date. Globoforce shall protect as required by the terms of this Agreement, information disclosed by GE to Globoforce that is of a proprietary and/or confidential nature, which may include both technical and business information relating to the Six Sigma Quality Methodology. All such materials shall be clearly identified as “Proprietary” or “Confidential”.

Globoforce will:

(a)	Participate in GE team project meetings as reasonably required and mutually agreed upon to perform the Services set forth herein.

(b)	Help define service metrics.

(c)	Define and implement procedures and tasks to track and support metrics.

(d)	Seek ways to continuously improve the overall Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

4

30.	SERVICES. Service Provider shall perform the following Services:

(i)	NBCU R&R Program as outlined in Attachment 2

(1)	Globoforce shall maintain a second GE web site, according to the business specifications, for NBC Universal.

(ii)	Recipient platform (All other GE businesses programs) shall be maintained as outlined in Attachment 3

(1)	Corporate

(2)	Infrastructure

(3)	Commercial Finance (GE Capital)

(4)	Healthcare

(5)	Enterprise Solutions

(6)	C&l and Money = TBD

a.	Implementation Services (web site)

i. GE Business Specific Blueprint Specifications, will be executed from time to time as GE Businesses come on to the program. These Specifications will contain the following for each GE Business that comes on to the program:

•	Web site implementation services and associated timeline GE Business Specific Program Manager contact information

•	Business Specific Communication Requirements

•	Specific GE Business Requirements

•	Other information as deemed necessary by GE and Globoforce

GE shall perform testing of the web site after completion of the implementation work and shall complete such tests of the web site for testing. If the acceptance tests establish that the web site is performing satisfactorily and meet the specifications set forth in this SOW, GE shall sign an Acceptance Certificate and then GE & Globoforce will agree to a launch plan.

(iii)	EMEA LSA Program as outlined in Attachment 4

Globoforce shall offer the EMEA LSA awards on the recipient platform, according to the business specifications for the EMEA LSA Program. There shall be no further implementation fees owed for the migration of the EMEA LSA program onto the Recipient Platform Web Site.

(iv)	Merchant Development

Globoforce shall endeavor to add merchants to the platform on an ongoing basis. GE may submit requests to Globoforce for specific merchants to be added. Additional merchants will be at no extra charge to GE where the discount levels are in line with Globoforce’s standard merchant relationship requirements. If GE wishes to add merchants outside of these terms, a surcharge may apply. Globoforce will work with GE to identify merchant requests and highlight those that require a surcharge before adding to the GE web site. Globoforce shall not move a standard list merchant (no surcharge) to the surcharge list without prior notification to GE and also adding an “in kind” merchant to the standard list prior to the change. In addition, if Globoforce removes a Significant Merchant (a Significant Merchant is defined as a retailer with redemption volume in excess of [*****] per quarter for all of Globoforce’s customers combined) from the standard list, then Globoforce shall replace the merchant with an “in kind” merchant with similar offerings at no surcharge.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

5

At Account Reviews, Globoforce and GE will discuss merchant development activities and discuss any significant changes to the merchants provided.

GE has requested that Globoforce add merchants in certain countries that are subject to a surcharge.

Merchant Development Surcharge Fees are comprised of two groups (“Surcharge Merchants in Specified Countries” and “Named Surcharge Merchants”):

Surcharge Merchants in specified countries:

Fees for Surcharge Merchants are outlined in Attachment 1 - Fee Schedule

Surcharge Merchants in specified countries fees and merchant offering are subject to annual review by GE.

Named Surcharge Merchants:

Globoforce shall maintain [*****] as an option for GE employees to select in the United States.

Fees for Named Surcharge Merchants are outlined in Attachment 1 – Fee Schedule.

Globoforce shall offer [*****] as an option for GE employees to select in the United States. GE may elect to add [*****] at the rate outlined in Attachment 1 by providing Globoforce thirty (30) days advance written notice.

Globoforce is to use commercially reasonable efforts to move surcharge merchants to non-surcharge merchant status, which will be reviewed monthly with GE.

(v)	Implementation Progress Meetings

During each GE Business specific implementation, the GE Program Manager will be updated daily (or otherwise as requested by the GE Program Manager) as to the progress and specific issues of such businesses implementation.

Additional Services

Globoforce and GE may agree on additional services to be provided by Globoforce on a time and materials basis at an hourly rate as set forth in the Attachment 1 - Fee Schedule for this SOW. Any custom work will be documented in a Change Order to this Statement of Work and signed by both parties.

Globoforce reserves the right to impose additional charges for major upgrades or additional functions not included in the web site as originally provided to GE (“New Features”). This would include any web site or reporting upgrade that Globoforce charges a fee to its existing customers. GE shall have the option to elect to receive the New Feature and pay the fee or to exclude the New Feature from its web site and reporting capabilities. Any feature for which GE has paid

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

6

fees to Globoforce to implement shall not be subject to any additional upgrade charges (other than new GE enhancement requests). Globoforce, in its sole discretion, will decide if a modification is a minor or routine upgrade or patch or if it is instead a New Feature. It is agreed and understood that GE has sole discretion to accept any upgrade or update that is offered to GE at no cost.

Acceptance of Additional Service or development work

GE shall perform testing of the web site after completion of Additional Services and / or development work and shall complete such tests within the scheduled time allocation. If the acceptance tests establish that the web site is performing satisfactorily and meet the specifications set forth in this SOW, GE shall sign an Acceptance Certificate.

Additionally, it is agreed and understood that each of the development projects are subject to the “Implementation Schedule” Service Level established in Section 4, Service Level Requirements.

(vi)	Ongoing Services:

Globoforce shall continue the following services

Fulfillment/IT:

(1)	Issue a GloboCertificate to a GE Participant when they receive an approved award. Deliver digital GloboCertificate to the award recipient via email, to be issued 120 hours after the award is approved. Deliver physical GloboCertificate to the award nominator via mail

(2)	Deliver Merchant gift certificates when an award recipient redeems a GloboCertificate. Merchant gift certificates will be delivered via email or regular postal mail.

(3)	Web Site hosting. Globoforce shall provide Web Site hosting for GE’s Program.

a.	For planned website maintenance outages Globoforce shall provide GE [*****] days advance notice along with detail regarding the outage and expected duration.

In the event that any Globocertificates or merchant certificates are lost in the mail, due to error by Globoforce, Globoforce shall be responsible for all costs associated with the re-issuance of such certificates; provided, however, that during each 12 month period during the term of this Agreement, such liability shall be limited to no more than one-half of one percent (0.5%) of the actual aggregate face value of all GloboCertificates. Globoforce shall provide a summary re-issuance report to GE on a quarterly basis.

Globoforce shall monitor GloboCertificates that are not redeemed within one year of issuance. Globoforce shall provide a summary report to GE on a quarterly basis. If such amount exceeds 10% of total awards issued during the corresponding period, then Globoforce and GE shall agree on a communication action plan to reduce such level.

Customer Service:

(1)	Provide customer support via email and phone for GE employee questions regarding GloboCertificate redemptions and Web Site usage.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

7

Globoforce shall provide customer support (phone and email) in the following languages: English, French, Spanish, Italian, German, and Dutch.

Globoforce shall monitor requirements to add additional customer support languages for the GE program. If an already supported customer support language is a customary secondary language within the country, then Globoforce shall not be under any obligation to add the new language. To determine the need to add a new customer support language, Globoforce and GE shall, at a minimum, review the GE employee population that speaks the language not currently supported, number of customer support requests (email or phone) that are placed in the potential new language, budgeted award volume, and any other data or information that may be relevant. This analysis shall be reviewed during Account Reviews. Upon GE and Globoforce’s mutual agreement, which shall not be unreasonably withheld, that there is a specific need to add an additional customer support language Globoforce shall add such language, at no additional cost to GE, within three months of agreement.

Globoforce shall provide a customized answering service “Thank you for calling GE Global Reward and Recognition, etc.” with dedicated GE lines for all languages mutually agreed to.

Globoforce shall provide to GE on a monthly basis, the top 5 customer service reasons from both email and phone.

Globoforce shall send to GE, upon request, previously recorded Customer Service calls for review.

(2)	Provide general customer support via email and phone to GE “super users” regarding the GE global program.

(vii)	Professional Services:

Globoforce agrees to provide the following services to GE:

Up to seven (7) half day strategic recognition workshops (one for each significant Business Component), within six months of signing of this SOW, schedule to be mutually agreed upon by both parties. Globoforce shall provide these Strategic Recognition overviews [*****] to GE. Any additional services, communication workshops or collateral shall be mutually agreed upon between GE and Globoforce.

Any additional services or collateral shall be invoiced in accordance with the Schedule of Fees or as mutually agreed between GE and Globoforce.

Reporting:

Globoforce will provide to GE periodic reports as agreed in the “Blueprint” document and listed within this SOW.

Account Reviews:

Globoforce and GE’s Program Manager will meet at a mutually agreed upon interval to discuss, at a minimum, the services provided by Globoforce, merchant development activities and service levels as described in the Service Level Agreement in Attachment 7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

8

(viii)	GE Obligations:

GE Publicity: During the term of this SOW, GE agrees to the following for the benefit of Globoforce:

Review and approve a case study written by Globoforce regarding the GE program. Approval must be granted by GE Program Manager prior to Globoforce’s use of the case study. Such approval will not be unreasonably withheld. Case study can include major attributes of the program, success stories, and overall customer satisfaction. The case study shall not use the name, logo, trademarks or to be used for advertising/marketing or public relation materials. Notwithstanding section 18.4 of the Master Services Agreement dated May 1, 2009, GE will discuss the opportunity to present or review GE’s R&R program in the industry, subject to GE’s approval of content.

Provide a minimum of two (2) phone references regarding Globoforce and its services related to the GE program.

31.	PROJECTS

(i)	NBCU Platform Consolidation onto Recipient Platform, as outlined in Attachment 5.

(ii)	Consolidation of Recipient Platform into one Program, to be determined and included in Attachment 6.

These projects are [*****].

(iii)	Globoforce shall perform development projects to the two existing GE websites in according to the business specifications for each project. Globoforce shall make the following full time equivalent (FTE) resources available for specific projects:

(1)	Two developers

(2)	One business analyst

(3)	20% of a FTE for system architect; DBA; implementation specialist

(4)	15% of a FTE for engineering project management

GE shall provide Globoforce ninety (90) day advance written notice if the use of the FTE resources will no longer be funded by GE under this specific project model. If shorter notice is provided, Globoforce may Charge GE at the hourly rate if the FTE resources cannot be deployed on other customer projects until the 90 day period has elapsed.

The following language regarding ownership of intellectual property from Additional Services and development projects is mutually agreed between GE and Globoforce:

It is agreed and understood that the work performed under this Statement of Work, including Additional Services and development projects, shall be considered Globoforce Information with all rights, title and interest owned by Globoforce. Globoforce grants to GE an irrevocable, fully-paid, royalty free, nonexclusive worldwide license to use this Globoforce Information during the duration of this SOW upon payment of the fees owed listed in this SOW.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

9

(iv)	Website translation services

Globoforce shall maintain the Web Site in the following languages:

i.	English

ii.	French

iii.	Spanish

iv.	Italian

v.	Dutch

vi.	German

vii.	Portuguese

viii.	Hungarian

ix.	Simplified Chinese

Globoforce shall translate the website into the following languages, Recipient platform only, by dates mutually agreed between the parties based on respective resource allocations.

i.	Finnish

ii.	Czech

iii.	Polish

iv.	Japanese

v.	Korean

Globoforce shall translate the website into the following languages, Recipient platform only, by dates mutually agreed between the parties based on respective resource allocations. This will be based on the definition of Major Language for determination of cost to GE.

i.	Russian

The website elements translated at no additional cost are:

•	GE Website content, as currently maintained on the Recipient Platform web site

•	Welcome Page Copy -GE Standard content

•	Program Guidelines

•	Award Wizard

Globoforce agrees to translate the website for additional “Major Languages” defined as “languages with a combination of more than 1,000 GE employees and/or GE Affiliate employees who use the language as their primary language” at no extra cost to GE, provided GE commits to transact a minimum value of [*****] of awards (cash and non-cash award values combined). This minimum value of awards shall be determined based on the award language used for the recipient of the award. If GE fails to achieve [*****] of awards (cash and non-cash award values combined) in the first 12 months after launch of the new language website, then GE shall pay Globoforce as per fee schedule in Attachment 6 - Fee Schedules.

32.	SERVICE LEVEL AGREEMENT -GE expects that GLOBOFORCE will significantly improve the quality of service for GE. The measurement and Service Levels set forth in Attachment 7 of this SOW are intended to measure GLOBOFORCE’S performance of Services. GLOBOFORCE will be measured against the service levels defined in this Service Level Agreement, or as modified and agreed to in subsequent Statements of Work

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

10

IN WITNESS WHEREOF, the parties hereto have caused this Statement of Work to be executed, effective as of the Effective Date of this Statement of Work.

GE		Globoforce Limited

By:	/s/ Rick Gangemi	By:	/s/ Stephen Cromwell

Print Name:	Rick Gangemi	Print Name:	Stephen Cromwell

Title:	Senior Sourcing Specialist	Title:	CFO

Date:	5/29/2009	Date:	June 5, 2009

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

11

Attachment 1

To SOW #2

FEE SCHEDULE

DEFINITIONS

“GloboCertificates” shall mean the non-cash awards issued to GE participants in the program that may be redeemed for gift certificates from Merchants

1.	Non-Cash Transaction Fees

Non-cash Transaction Fee is calculated as a percentage of the aggregate face value of all GloboCertificates (non-cash awards) issued pursuant to the program according to the volume discount table below (the “Transaction Fee”).

The volume discount table is based on annual volume under the program and is a tiered discount (ie. a discount level when reached applies to each dollar spent for that tier and is not retroactively applied to the lower volume tier). Globoforce shall invoice GE at [*****] during the calendar year.

The volume discounts based on actual GloboCertificate award volume in the preceding quarter will be calculated and a credit note, if applicable, will be issued once the respective Transaction Fee has been paid by GE.

Award Volume:	Transaction Rate*:
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

*	[*****] cap on effective transaction rate. Once the effective rate for a calendar year equals [*****] the Transaction Fee for the remainder of the calendar year shall be [*****].

Calendar year 2009 transaction rate will be calculated using the transaction rates from the previous MSA and SOW (effective through May 31, 2009) and this SOW# 2 (effective June 1, 2009) prorated based on the number of months each SOW was effective during the year.

2.	Shipping & Handling Fees for Non-Cash Awards

GE will pay Globoforce [*****] per Non-Cash award for S&H charges.

3.	Cash Award Transaction Fees

GE will pay Globoforce [*****] per Cash award.

4.	NBCU Physical Award Certificates

GE will pay Globoforce [*****] per NBCU award for physical certificates.

5.	eCards Awards No charge for electronic Ecards (zero value award) issued

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

12

6.	Website Translation Services

Translation fee if minimum non-cash award volume is not met for a web site “Major Language” translation in accordance with the SOW #2 = [*****] for each western language, or [*****] for each double byte character set language.

Globoforce shall invoice GE at the following rates for translation services not included for free per the SOW #2.

European Languages per 1000 words

•	Dutch [*****]

•	French [*****]

•	Italian [*****]

•	German [*****]

•	Portuguese [*****]

•	Spanish [*****]

Asian Languages per 1000 words

•	Chinese [*****]

•	Korean [*****]

•	Japanese [*****]

Other language translation costs to be agreed based on requirements.

Examples of translations for a fee, include, but are not limited to:

•	Welcome Page Copy -GE specific copy

•	Program Guidelines copy - over 12 pages of GE specific

•	Launch email - GE specific copy

•	Ongoing program emails - GE specific content

•	Newsletters - GE specific content

•	Survey - GE specific copy

•	New GE Business Starter Pack - GE Specific copy

•	HR Team training manuals

•	Manager/Employee training manuals

•	Award Wizard.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

13

7.	Merchant Development

Named Surcharge merchants in specified countries:

From April 1, 2009 until termination of SOW#2 – [*****] fee for all Surcharge Merchant gift certificates issued subject to a maximum fee of [*****] during the period.

Surcharge merchants in specified countries fees are subject to annual review by GE. The Merchant Development Surcharge Fee shall be calculated and invoiced at the end of each calendar month.

Named Surcharge Merchants:

Named Surcharge Merchant Fee - fee for all Surcharge Merchant gift certificates issued. Named Surcharge Fee shall be calculated and invoiced at the end of each calendar month or agreed upon billing cycle.

Named Surcharge Merchant	Surcharge Fee

[*****]	[*****]

[*****]	[*****]

Development Project Work

Will consist of a single blended hourly rate for all development resources used as part of the GE agreement. The rate is [*****] per hour for any GE specific development projects. Use of development resources by project shall be determined and invoiced at the end of each calendar month or agreed upon billing cycle.

8.	Minimum non-cash award commitment

Minimum non-cash award commitments shall be used to determine if additional fees shall apply under this clause. The “Minimum Rotation Commitment” shall mean [*****] of the GE committed non-cash award program volume for each Calendar Year. Total program volumes for all GE Businesses combined will be used for determination of the Minimum Rotation Commitment. Each calendar year the annual program volume shall be based on the annual projected volumes in Schedule A to SOW #1 (as may be changed at the beginning of each calendar year by GE). If the actual non-cash award volume is less than [*****] of the annual Minimum Rotation Commitment, an additional Transaction Fee will be applied to the first invoice in the following year. The Transaction Fee shall equal the Minimum Rotation Commitment less actual GloboCertificates issued for that year multiplied by [*****].

For Businesses brought on during each year: It is agreed and understood that during the first year a GE Business is brought on to the program, their annual commitment for non-cash awards that will be added to GE’s Minimum Rotation Commitment will be pro-rated, based on the number of months remaining in the year, and will also exclude the first 3 months they are on the program. For example: If GE Business A comes on board in March of 2007, and their annual non-cash award commitment is [*****], the annual commitment that would be added to the GE Minimum Rotation Commitment for 2007 would be [*****]. (Calculated as: 1st 3 months of April, May and June would be excluded, and the remaining  1⁄2 of the year would constitute [*****] commitment).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

14

9.	Additional Services

GE shall be invoiced at the rate of [*****] per hour on a time and materials basis for additional services (other than Professional Services). This will be costed and agreed in writing prior to commencement of work.

10.	Professional Services

Fees for Professional Services is as follows:

Professional services to be provided at [*****] to GE are outlined in SOW #2 (section “Professional Services”).

Additional professional service consulting engagements will be costed and agreed in advance as per requirements, and shall not exceed the following hourly rates:

•	Senior Consultant = [*****] per hour

•	Consultant = [*****] per hour

All travel expenses for the above services are charged to GE at cost.

All communication activities or collateral identified as a result of the above workshops will be costed as per requirements and an estimate issued to GE for approval prior to any work commencing.

11.	Expenses. All reasonable program implementation travel expenses are included within the Implementation Services Fee previously invoiced. GE shall reimburse Globoforce for all reasonable travel and other related expenses incurred in the performance of the Services, other than expenses incurred related to program implementation, provided prior written approval is received from GE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

15

Statement of Work (SOW) #2

FIRST AMENDMENT

This First Amendment to the SOW #2 dated June 1, 2009 by and between Globoforce and General Electric Company, a New York corporation, having an office located at 3135 Easton Turnpike, Fairfield, Connecticut 06828, (“GE”) is made as of September 24, 2010 with reference to the following:

WTTNESSETH:

WHEREAS, the parties to this First Amendment wish to amend the SOW #2 to include an obligation of Globoforce to add language to Section 7 all as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this First Amendment agree as follows:

1. Amendment.

A. Section 7 Additional Terms is further amended by adding Subsection #2 to read as follows: NBCU Disposition:

•	Effective on the closing date of the NBCU disposition from General Electric to Comcast

•	NBCU will set up it’s own purchase order with Globoforce

•	Globoforce will start billing NBCU for R&R services directly

•	Payment terms and pricing remain the same as long as NBCU remains on the GE R&R Platform. Once NBCU is under direct contract with Globoforce, new pricing and payment terms may apply.

•	In the event that any invoices become past due, Globoforce will contact the GE Supplier Manager for assistance.

2. Ratification. The SOW #2 as amended hereby is ratified by each of the parties hereto and shall remain In full force and effect in accordance with its terms as so amended. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the SOW #2 and shall not prejudice any rights which any of the parties may now or hereafter have in connection with the SOW #2.

3. Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single amendment, with the same effect as if the signatures hereto and thereto were upon the same instrument.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

General Electric Company

Confidential

1

IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to the SOW #2 to be executed by its duly authorized officer or representative set forth below.

GENERAL ELECTRIC COMPANY	GLOBOFORCE

/s/ Rick Gangemi	/s/ Stephen Cromwell
By (Signature)	By (Signature)

Rick Gangemi	Stephen Cromwell
Printed Name	Printed Name

Senior Sourcing Specialist	CFO
Title	Title

12/30/10	29 December 2010
Date	Date

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

STATEMENT OF WORK

“Customer” Information:

Customer Name:	General Electric
Statement of Work Name:	Statement of Work #3 – US Years of Service
Statement of Work Number:	Number 3

“Service Provider” Information:

Service Provider Name:	Globoforce Limited

This Statement of Work (this “Statement of Work”), dated as of December 21, 2012 (the “Effective Date”), is made by and between General Electric Company (“Customer”) and Globoforce Limited (“Service Provider”) pursuant to the Master Services Agreement, effective as of June 1, 2009 by and between GE and Service Provider (the “Agreement”), the terms of which are incorporated herein by reference. This Statement of Work sets forth the details for the Services and/or Deliverables described herein. Capitalized terms not defined in this Statement of Work shall have the meanings ascribed to them in the Agreement. This Statement of Work will not become binding on Customer until Customer issues a purchase order (“Purchase Order”) for the total fees payable hereunder. Customer will promptly notify Service Provider upon the issuance of the Purchase Order.

1.	EXECUTIVE SUMMARY.

This SOW shall specify the Services, scope of work, pricing and appropriate project timelines, as well as any additional reimbursable expenses, requirements, considerations, or objectives which differ from the general provisions of the Master Services Agreement or as more fully set forth below.

2.	DURATION OF SERVICES INCLUDING RENEWAL RIGHTS.

The term (“Term”) of this SOW shall commence on January 1, 2013 (the “Effective Date”) and shall expire upon December 31, 2017. In the event this SOW exceeds the Term of the Agreement, the terms and conditions of the Agreement shall remain in effect for the benefit of this SOW only.

3.	PROJECT MANAGERS. The following persons are designated as Project Managers for the respective parties:

Service Provider: Globoforce
Name:	Alice Ferguson
Title:	Global Account Executive
Address:	144 Turnpike Road, Suite 310, Westborough, MA 01772
Phone:	+1(508)229-1500
Email:	alicef@globoforce.com
Fax:	+1(508)357-8964

Customer:	GE
Name:	Lori Jacon
Title:	Service Integration Project Leader
Address:	GE - Global Business Services, 1 River Road,
Building 5-7 West, Schenectady, NY 12345
Phone:	518-388-7618
Email:	Lori.Jacon@ge.com

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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4.	FEES.

See Attachment 1 - Schedule of Fees

5.	INVOICES AND PAYMENT TERMS.

Notwithstanding section 2 of the Master Service Agreement dated June 1, 2009, Service Provider shall invoice Customer or its business component no later than [*****] days after the completion of the services. All amounts owed under this SOW shall be billed at each month-end, or more frequent as agreed between the parties for special one-time award uploads.

The current month-end invoice schedule for 2013 is as follows (these are the dates the files should be run, up to and not including):

Feb 2 2013

Mar 2 2013

Mar 30 2013

May 4 2013

June 1 2013

June 29 2013

Aug 3 2013

Aug 31 2013

Sept 28 2013

Nov 2 2013

Nov 30 2013

Thirty (30) days prior to calendar year end, the parties shall agree the invoice dates for the subsequent calendar year.

All fees shall be payable within the payment structure outlined below. Payment will be made after receipt of a correct invoice and related “MIS file” (file with invoice detail used for reconciliation) by Customer, for which approval shall be completed within five (5) business days of a correct Invoice receipt. Credit notes to be issued by Service Provider shall not delay the approval of monthly invoices. Invoices not paid when due may accrue late charges at a rate of 1.5% per month or the maximum rote permitted by law, whichever is lower, from the date such payment was due until the date invoice is actually paid in full. Payment term from date of invoice approval by Customer:

•	[*****] For clarity, except for receipt of an Invoice by Customer after the 10th day of a calendar month or where the approval process is delayed due to significant invoice errors (greater than 1% of the invoice amount is incorrect), then the payment for [*****] awards shall occur prior to the end of the following month-end. For example, invoice received by May 10th, shall be paid by Customer prior to June 30th unless there are significant errors in the invoice. Customer and Service Provider agree to jointly review the redemption levels of the [*****] awards compared to GE payments made to evaluate if payment terms of [*****] days from invoice approval are acceptable for the remainder of the SOW term. [*****].

•	[*****]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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6.	GENERAL OBLIGATIONS.

Service Provider (or its Project Manager, as appropriate) shall:

(a)	Prepare a communication plan at the start at the project which at minimum shall provide the frequency that the parties’ Project Managers shall confer (it is recommended that they confer at least once per week, either in person or by telephone) to discuss project status, new problems, resolution or status of prior problems, prioritization, timing, staffing, budget, and any other matters deemed relevant to the project. Service Provider’s Project Manager shall use commercially reasonable efforts to participate in all scheduled project status meetings.

(b)	Promptly bring to Customer’s attention any issues that could affect the timing or delivery of Services or the Deliverables.

7.	ADDITIONAL TERMS.

The following provision, to the extent it conflicts with Section 3.1 of the Master Services Agreement, supersedes Section 3.1 of the Master Services Agreement:

In no case will Service Provider increase prices under this SOW during the Term or any Renewal Term of the SOW unless mutually agreed to in writing by both parties and memorialized in an amendment to the SOW.

8.	ORDER OF PRECEDENCE. In the event of any inconsistency between the Agreement, this Statement of Work or any Change Request, the following order of precedence shall control: (a) this Statement of Work shall take precedence over the Agreement; and (b) any Change Request(s) shall take precedence over this Statement of Work.

9.	SERVICES. Service Provider shall perform the following Services:

a)	US Years of Service Program as set forth below:

Creation of award templates and integration of Years of Service awards program into global R&R program.

1. Years of Service (“YOS”) Awards:

(a) provide service anniversary award notifications delivered digitally via email as well as available to employees to view in My Awards section of Customer’s ’s Above and Beyond program to US employees working in the US. The employee may select only one redemption option from a selection of merchandise provided by Service Provider in accordance with the award levels highlighted below

[*****]

(b) provide [*****] as requested by Customer for Customer US retirees for delivery to a United States address. The [*****] details and process for order submission shall be agreed between the parties during the Blueprint process.

2. Ongoing Services: Service Provider shall perform the following services after the Program Launch for the Term of the Agreement:

a.	Fulfillment/IT:

1. Issue a GloboCertificate to a Customer Participant when they have received a service level award.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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2. Deliver Merchandise when an award recipient redeems a GloboCertificate. Merchandise shall be delivered as further detailed in the GloboCertificates Terms of Use. Additionally, Service Provider shall accept returns of Merchandise within 90 days from shipment date. Service Provider Customer Service shall work with the Participant to either replace returned Merchandise item or select an alternate Merchandise item within the same award level.

3. Deliver [*****] to retirees upon Customer request.

4. It is understood and agreed by the parties that the fulfillment of Merchandise hereunder shall be performed by Globoforce in accordance with the following minimum Service Levels and shall provide this data in a quarterly report:

For Services and minimum Service Levels see the Service Performance Measurement Matrix (“SPMX”) below.

Service Performance Measurement Matrix (“SPMX”):

DESCRIPTION	Service Level	Definition / Measurement Criteria	Globoforce Current Performance	[*****]
Fulfillment - Processing time for Merchandise	[*****]	% of Merchandise dispatched within [*****] days of order receipt	[*****]	[*****]

b. Web Site hosting. Service Provider shall provide Web Site hosting for Customer’s Program.

1. For planned website maintenance outages Service Provider shall provide Customer [*****] days advance notice along with detail regarding the outage and expected duration.

c. Customer Service:

1. Provide customer support via email and phone for Customer employee questions regarding GloboCertificate redemptions and Web Site usage.

2. Service Provider shall provide to Customer on a monthly basis, the top [*****] customer service reasons from both email and phone.

3. Service Provider shall send to Customer, upon request, previously recorded Customer Service calls for review,

4. Provide general customer support via email and phone to Customer’s “super users” regarding the Customer global program.

d. Invoicing. For US YOS [*****], Service Provider will provide to one Client Program Manager one standard monthly detail invoice that will track Program usage and contain GlobooCertifications (awards and US YOS agreed values for each anniversary level), one standard monthly invoice that will contain the US YOS award transaction fees, and one invoice for [*****] fees owed.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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e) Implementation Progress Meetings

During the Term, the Customer Program Manager will be updated daily (or otherwise as requested by the Customer Program Manager) as to the progress and specific issues of such businesses implementation.

Additional Services

Service Provider and Customer may agree on additional services to be provided by Service Provider on a time and materials basis at an hourly rate as set forth in the Attachment 1 - Fee Schedule for this SOW. Any custom work will be documented in a Change Order to this Statement of Work and signed by bath parties.

Service Provider reserves the right to impose additional charges for major upgrades or additional functions not included in the web site as originally provided to Customer (“New Features”). This would include any web site or reporting upgrade that Service Provider charges a fee to its existing customers. Customer shall have the option to elect to receive the New Feature and pay the fee or to exclude the New Feature from its web site and reporting capabilities. Any feature far which Customer has paid fees to Service Provider to implement shall not be subject to any additional upgrade charges (other than new Customer enhancement requests). Service Provider, in its sole discretion, will decide if a modification is a minor or routine upgrade or patch or if it is instead a New Feature. It is agreed and understood that Customer has sole discretion to accept any upgrade or update that is offered to Customer at no cost.

Acceptance of Implementation

Customer shall perform testing of the web site after completion of the implementation and shall complete such tests within the scheduled time allocation. If the acceptance tests establish that the web site is performing satisfactorily and meet the specifications set forth in this SOW, Customer shall sign an Acceptance Certificate.

11. The following language regarding ownership of intellectual property from Additional Services and development projects is mutually agreed between Customer and Service Provider:

It is agreed and understood that the work performed under this Statement of Work, including Additional Services and development projects, shall be considered Service Provider Information. with all rights, title and interest owned by Service Provider. Service Provider grants to Customer an irrevocable, fully-paid, royalty free, nonexclusive worldwide license to use this Service Provider Information during the duration of this SOW upon payment of the fees owed listed in this SOW.

IN WITNESS WHEREOF, the parties hereto have caused this Statement of Work to be executed, effective as of the Effective Date of this Statement of Work.

GENERAL ELECTRIC		Globoforce Limited

By:	/s/ Karen Pensiero	By:	/s/ Stephen Cromwell

Title:	Lead Sourcing Specialist	Print Name:	Stephen Cromwell

Name:	Karen Pensiero	Title:	CFO

Date:	12/21/12	Date:	21 December 2012

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Attachment 1

To SOW #3

FEE SCHEDULE

DEFINITIONS

“GloboCertificates” shall mean the non-cash awards issued to Customer participants in the program that may be redeemed for gift certificates from Merchants or Merchandise. GloboCertificates will be invoiced in accordance with the SOW terms above

1.	Non-Cash Transaction Fees

Non-cash Transaction Fee is calculated as o percentage of the aggregate face value of all GloboCertificates (non-cash awards and US YOS award levels agreed value) issued pursuant to the SOW (the “Transaction Fee”).

For this SOW Customer shall be invoiced a transaction fee of [*****].

2.	[*****] Fees (including shipping) – [*****]. Customer and Service Provider agree to jointly review the costs for shipping based on actual shipment activity to evaluate [*****] price [*****].

3.	GloboCertificate Value for US Years of Service Awards/Program Budget:

[*****]

The annual budget for the US YOS program shall be as follows: [*****] based on the number of US Customer employees expected to reach the above anniversary milestones in 2013.

3.	Additional Services

Customer shall be invoiced at the rate of [*****] per hour on a time and materials basis for additional services [other than Professional Services). This will be costed and agreed in writing prior to commencement of work.

4.	Professional Services

Fees for Professional Services is as follows:

professional service consulting engagements will be costed and agreed In advance as per requirements, and shall not exceed the following hourly rates:

•	Senior Consultant = [*****] per hour

•	Consultant = [*****] per hour

All travel expenses for the above services are charged to Customer at cost.

All communication activities or collateral identified as a result of the above workshops will be costed as per requirements and an estimate issued to Customer for approval prior to any work commencing.

5.	Expenses. All reasonable program implementation travel expenses are included within the Implementation Services Fee previously invoiced. Customer shall reimburse Service Provider for

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all reasonable travel and other related expenses incurred in the performance of the Services, other than expenses incurred related to program implementation, provided prior written approval is received from Customer.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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STATEMENT OF WORK

“Customer” Information:

Customer Name:	General Electric
Statement of Work Name:	Statement of Work #2 Global R&R Services
Statement of Work Number:	Number 4

“Service Provider” Information:

Service Provider Name:	Globoforce

This Statement of Work (this “Statement of Work”), dated as of August 27, 2013 (the “Effective Date”), is made by and between General Electric Company (“Customer”) and Globoforce (“Service Provider”) pursuant to the Master Services Agreement, effective as of June 1, 2009 by and between GE and Service Provider (the “Agreement”), the terms of which are incorporated herein by reference. This Statement of Work sets forth the details for the Services and/or Deliverables described herein and replaces SOW#2 which shall terminate upon the Effective Date of this SOW. Capitalized terms not defined in this Statement of Work shall have the meanings ascribed to them in the Agreement. This Statement of Work will not become binding on Customer until Customer issues a purchase order (“Purchase Order”) for the total fees payable hereunder. Customer will promptly notify Service Provider upon the issuance of the Purchase Order.

1.	EXECUTIVE SUMMARY.

This SOW shall specify the Services, scope of work, pricing and appropriate project timelines, as well as any additional reimbursable expenses, requirements, considerations, or objectives which differ from the general provisions of the Master Services Agreement or as more fully set forth below.

2.	DURATION OF SERVICES INCLUDING RENEWAL RIGHTS.

The term (“Term”) of this SOW shall commence on September 1, 2013 and shall expire upon May 31, 2019. In the event this SOW exceeds the Term of the Agreement, the terms and conditions of the Agreement shall remain in effect for the benefit of this SOW only.

3.	PROJECT MANAGERS. The following persons are designated as Project Managers for the respective parties:

Service Provider: Globoforce
Name:	Alice Ferguson
Title:	Global Account Executive
Address:	144 Turnpike Road, Suite 310, Southborough, MA 01772
Phone:	+1 (508) 229-1500
Email:	alicef@globoforce.com
Fax:	+1 (508) 357-8964

Customer:	GE
Name:	Frances Eng
Title:	Project Leader - Global Rewards & Recognition and Long Service Awards
Address:	GE - Global Business Services, 1 River Road,
Building 5-7 East , Schenectady, NY 12345
Phone:	518-388-7845
Email:	frances.eng1@ge.com

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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4.	FEES.

See Attachment 1 – Schedule of Fees

5.	INVOICES AND PAYMENT TERMS.

Notwithstanding section 2 of the Master Service Agreement dated June 1, 2009, Globoforce shall invoice General Electric or its business component no later than [*****] days after the completion of the services. All amounts owed under this SOW shall be billed monthly, or more frequent as agreed between the parties for special one-time award uploads.

Thirty days prior to calendar year end, the parties shall agree the invoice dates for the subsequent calendar year.

All fees shall be payable within the payment structure outlined below. Payment will be made after receipt of a correct invoice and related “MIS file” (file with invoice detail used for reconciliation) by General Electric, for which approval shall be completed within five business days of a correct invoice receipt. Credit notes to be issued by Globoforce shall not delay the approval of monthly invoices. Invoices not paid when due may accrue late charges at a rate of 1.5% per month or the maximum rate permitted by law, whichever is lower, from the date such payment was due until the date invoice is actually paid in full. Payment term from date of invoice approval by GE:

•	[*****] awards – NET 45 days from invoice approval. For clarity, except for receipt of an invoice by GE after the 10th day of a calendar month or where the approval process is delayed due to significant invoice errors (greater than 1% of the invoice amount is incorrect), then the payment for [*****] awards shall occur prior to the end of the following month-end. For example, invoice received by May 10th, shall be paid by GE prior to June 30th unless there are significant errors in the invoice.

•	[*****]

6.	GENERAL OBLIGATIONS.

Service Provider (or its Project Manager, as appropriate) shall:

(a)	Prepare a communication plan at the start of the project which at minimum shall provide the frequency that the party’s Project Managers shall confer (it is recommended that they confer at least once per week, either in person or by telephone) to discuss project status, new problems, resolution or status of prior problems, prioritization, timing, staffing, budget, and any other matters deemed relevant to the project. Service Provider’s Project Manager shall use commercially reasonable efforts to participate in all scheduled project status meetings.

(b)	Promptly bring to Customer’s attention any issues that could affect the timing or delivery of Services or the Deliverables.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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7.	ADDITIONAL TERMS.

1. The following provision, to the extent it conflicts with Section 3.1 of the Master Services Agreement, supersedes Section 3.1 of the Master Services Agreement:

In no case will Globoforce increase prices under this SOW during the Term or any Renewal Term of the SOW unless mutually agreed to in writing by both parties and memorialized in an amendment to the SOW.

8.	ORDER OF PRECEDENCE. In the event of any inconsistency between the Agreement, this Statement of Work or any Change Request, the following order of precedence shall control: (a) this Statement of Work shall take precedence over the Agreement; and (b) any Change Request(s) shall take precedence over this Statement of Work.

(a)	9. JOINT QUALITY IMPROVEMENT PROGRAM

GE has implemented a process/services improvement methodology (“Six Sigma”) and proprietary training materials to support the application of that methodology. Globoforce, as a supplier of services, shall work with GE to implement a joint quality improvement program as part of this Agreement. Globoforce shall, at a minimum, become familiar with the terms and definitions related to the Six Sigma Quality Methodology and shall be able to facilitate, cooperate and assist GE with implementing a quality program as it relates to these services. Both parties confirm their support and commitment to develop a comprehensive quality program within thirty (30) days of the Effective Date. Globoforce shall protect as required by the terms of this Agreement, information disclosed by GE to Globoforce that is of a proprietary and/or confidential nature, which may include both technical and business information relating to the Six Sigma Quality Methodology. All such materials shall be clearly identified as “Proprietary” or “Confidential”.

Globoforce will:

1.	Participate in GE team project meetings as reasonably required and mutually agreed upon to perform the Services set forth herein.

2.	Help define service metrics.

3.	Define and implement procedures and tasks to track and support metrics.

4.	Seek ways to continuously improve the overall Services.

10.	SERVICES. Service Provider shall perform the following Services:

a)	Recipient platform (All GE businesses programs) shall be maintained as outlined in Attachment 2

a)	Implementation Services (web site branded for GE recognition and years of service programs)

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1. The web site branded for GE recognition and years of service programs has been previously created for all GE business units in accordance with the specifications outlined in Attachment 2.

b)	Merchant Development

Globoforce shall endeavor to add merchants to the platform on an ongoing basis. GE may submit requests to Globoforce for specific merchants to be added. Additional merchants will be at no extra charge to GE where the discount levels are in line with Globoforce’s standard merchant relationship requirements. If GE wishes to add merchants outside of these terms, a surcharge may apply. Globoforce will work with GE to identify merchant requests and highlight those that require a surcharge before adding to the GE web site. Globoforce shall not move a standard list merchant (no surcharge) to the surcharge list without prior notification to GE and also adding an “in kind” merchant to the standard list prior to the change. In addition, if Globoforce removes a Significant Merchant (a Significant Merchant is defined as a retailer with redemption volume in excess of [*****] per quarter for all of Globoforce’s customers combined) from the standard list, then Globoforce shall replace the merchant with an “in kind” merchant with similar offerings at no surcharge.

At Account Reviews, Globoforce and GE will discuss merchant development activities and discuss any significant changes to the merchants provided.

GE has requested that Globoforce add merchants in certain countries that are subject to a surcharge.

Merchant Development Surcharge Fees are comprised of two groups (“Surcharge Merchants in Specified Countries” and “Named Surcharge Merchants”):

Surcharge Merchants in specified countries:

Fees for Surcharge Merchants are outlined in Attachment 1 – Fee Schedule

Surcharge Merchants in specified countries fees and merchant offering are subject to annual review by GE.

Named Surcharge Merchants:

Globoforce shall maintain [*****] as an option for GE employees to select in the United States.

Fees for Named Surcharge Merchants are outlined in Attachment 1 – Fee Schedule

Globoforce may add additional named surcharge merchants only upon written approval by GE as an Amendment to this SOW and the related Fee Schedule.

Globoforce is to use commercially reasonable efforts to move surcharge merchants to non-surcharge merchant status, which will be reviewed monthly with GE.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[*****]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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e)	Implementation Progress Meetings

During each GE Business specific implementation, the GE Program Manager will be updated daily (or otherwise as requested by the GE Program Manager) as to the progress and specific issues of such businesses implementation.

Additional Services

Globoforce and GE may agree on additional services to be provided by Globoforce on a time and materials basis at an hourly rate as set forth in the Attachment 1 – Fee Schedule for this SOW. Any custom work will be documented in a Change Order to this Statement of Work and signed by both parties.

Globoforce reserves the right to impose additional charges for major upgrades or additional functions not included in the web site as originally provided to GE (“New Features”). This would include any web site or reporting upgrade that Globoforce charges a fee to its existing customers. GE shall have the option to elect to receive the New Feature and pay the fee or to exclude the New Feature from its web site and reporting capabilities. Any feature for which GE has paid fees to Globoforce to implement shall not be subject to any additional upgrade charges (other than new GE enhancement requests). Globoforce, in its sole discretion, will decide if a modification is a minor or routine upgrade or patch or if it is instead a New Feature. It is agreed and understood that GE has sole discretion to accept any upgrade or update that is offered to GE at no cost.

Acceptance of Additional Service or development work

GE shall perform testing of the web site after completion of Additional Services and / or development work and shall complete such tests within the scheduled time allocation. If the acceptance tests establish that the web site is performing satisfactorily and meet the specifications set forth in this SOW, GE shall sign an Acceptance Certificate.

Additionally, it is agreed and understood that each of the development projects are subject to the “Implementation Schedule” Service Level established in Section 4, Service Level Requirements.

f)	Ongoing Services:

Globoforce shall continue the following services

Fulfillment / IT:

1.	Issue a GloboCertificate to a GE Participant when they receive an approved award. Deliver digital GloboCertificate to the award recipient via email, to be issued 120 hours after the award is approved. Deliver physical GloboCertificate to the award nominator via mail.

2.	Deliver Merchant gift certificates when an award recipient redeems a GloboCertificate. Merchant gift certificates will be delivered via email or regular postal mail.

3.	Web Site hosting. Globoforce shall provide Web Site hosting for GE’s Program.

a.	For planned website maintenance outages Globoforce shall provide GE [*****] days advance notice along with detail regarding the outage and expected duration.

In the event that any Globocertificates or merchant certificates are lost in the mail, due to error by Globoforce, Globoforce shall be responsible for all costs associated with the re-issuance of such certificates; provided, however, that during each 12 month period during the term of this Agreement, such liability shall be limited to no

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more than one-half of one percent (0.5%) of the actual aggregate face value of all GloboCertificates. Globoforce shall provide a summary re-issuance report to GE on a quarterly basis.

Globoforce shall monitor GloboCertificates that are not redeemed within one year of issuance. Globoforce shall provide a summary report to GE on a quarterly basis. If such amount exceeds 5% of total awards issued during the corresponding period, then Globoforce and GE shall agree on a communication action plan to reduce such level.

Customer Service:

1.	Provide customer support via email and phone for GE employee questions regarding GloboCertificate redemptions and Web Site usage.

Globoforce shall provide customer support (phone and email) in the following languages: English, French, Spanish, Italian, German, and Dutch.

Globoforce shall monitor requirements to add additional customer support languages for the GE program. If an already supported customer support language is a customary secondary language within the country, then Globoforce shall not be under any obligation to add the new language. To determine the need to add a new customer support language, Globoforce and GE shall, at a minimum, review the GE employee population that speaks the language not currently supported, number of customer support requests (email or phone) that are placed in the potential new language, budgeted award volume, and any other data or information that may be relevant. This analysis shall be reviewed during Account Reviews. Upon GE and Globoforce’s mutual agreement, which shall not be unreasonably withheld, that there is a specific need to add an additional customer support language Globoforce shall add such language, at no additional cost to GE, within three months of agreement.

Globoforce shall provide a customized answering service “Thank you for calling GE Global Reward and Recognition, etc.” with dedicated GE lines for all languages mutually agreed to.

Globoforce shall provide to GE on a monthly basis, the top 5 customer service reasons from both email and phone.

Globoforce shall send to GE, upon request, previously recorded Customer Service calls for review.

2.	Provide general customer support via email and phone to GE “super users” regarding the GE global program.

g)	Professional Services:

Globoforce agrees to provide the following services to GE:

Up to seven (7) half day strategic recognition workshops (one for each significant Business Component), within six months of signing of this SOW, schedule to be mutually agreed upon by both parties. Globoforce shall provide these Strategic

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General Electric Company

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Recognition overviews [*****] to GE. Any additional services, communication workshops or collateral shall be mutually agreed upon between GE and Globoforce. Any additional services or collateral shall be invoiced in accordance with the Schedule of Fees or as mutually agreed between GE and Globoforce.

Reporting:

Globoforce will provide to GE periodic reports as agreed in the “Blueprint” document and listed within this SOW.

Account Reviews:

Globoforce and GE’s Program Manager will meet at a mutually agreed upon interval to discuss, at a minimum, the services provided by Globoforce, merchant development activities and service levels as described in the Service Level Agreement in Attachment 3

h)	GE Obligations:

GE Publicity: During the term of this SOW, GE agrees to the following for the benefit of Globoforce:

Review and approve a case study written by Globoforce regarding the GE program. Approval must be granted by GE Program Manager prior to Globoforce’s use of the case study. Such approval will not be unreasonably withheld. Case study can include major attributes of the program, success stories, and overall customer satisfaction. The case study shall not use the name, logo, trademarks or to be used for advertising/marketing or public relation materials. Notwithstanding section 18.4 of the Master Services Agreement dated May 1, 2009, GE will discuss the opportunity to present or review GE‘s R&R program in the industry, subject to GE’s approval of content.

Provide a minimum of two (2) phone references regarding Globoforce and its services related to the GE program.

11.	PROJECTS

a.	Globoforce Mobile for iPhone™/ iPod touch™ devices: Secure mobile access by participants to Program via Globoforce Mobile app for iPhone™/ iPod touch™ devices.

b.	Additionally, if GE desires its Participants to have mobile access to the Program from other devices, Globoforce currently supports mobile, browser-based access to the Program from touch-based devices compliant with the following operating systems; Apple iOS 3+, Android 2.1+ and Black Berry 6+.

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General Electric Company

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GE and Globoforce may mutually agree on other specific projects which will be documented under a Change Order, form included in the Agreement.

The following language regarding ownership of intellectual property from Additional Services and development projects is mutually agreed between GE and Globoforce:

It is agreed and understood that the work performed under this Statement of Work, including Additional Services and development projects, shall be considered Globoforce Information with all rights, title and interest owned by Globoforce. Globoforce grants to GE an irrevocable, fully-paid, royalty free, nonexclusive worldwide license to use this Globoforce Information during the duration of this SOW upon payment of the fees owed listed in this SOW.

d)	Website translation services

Globoforce shall maintain the Web Site in the following languages:

i.	English

ii.	French

iii.	Spanish

iv.	Italian

v.	Dutch

vi.	German

vii.	Portuguese

viii.	Hungarian

ix.	Simplified Chinese

x.	Czech

xi.	Polish

xii.	Japanese

Globoforce shall translate the website into the following languages, Recipient platform only, by dates mutually agreed between the parties based on respective resource allocations.

i.	Finnish

ii.	Korean

iii.	Russian

The website elements translated at no additional cost are:

•	GE Website content, as currently maintained on the Recipient Platform web site

•	Welcome Page Copy –GE Standard content

•	Program Guidelines

•	Award Wizard

Globoforce agrees to translate the website for additional “Major Languages” defined as “languages with a combination of more than 1,000 GE employees and/or GE Affiliate employees who use the language as their primary language” at no extra cost to GE, provided GE commits to transact a minimum value of [*****] of awards (cash and non-cash award values combined). This minimum value of awards shall be determined based on the award language used for the recipient of the award. If GE fails to achieve [*****] of awards (cash and non-cash award values combined) in the first 12 months after launch of the new language website, then GE shall pay Globoforce as per fee schedule in Attachment 1 – Fee Schedule.

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12.	SERVICE LEVEL AGREEMENT –GE expects that GLOBOFORCE will continue to improve the quality of service for GE. The measurement and Service Levels set forth in Attachment 3 of this SOW are intended to measure GLOBOFORCE’S performance of Services. GLOBOFORCE will be measured against the service levels defined in this Service Level Agreement, or as modified and agreed to in subsequent Statements of Work

IN WITNESS WHEREOF, the parties hereto have caused this Statement of Work to be executed, effective as of the Effective Date of this Statement of Work.

General Electric Company		Globoforce Limited

By:	/s/ Gloria Lewis	By:	/s/ Stephen Cromwell

Print Name:	Gloria Lewis	Print Name:	Stephen Cromwell

Title:	Corporate Sourcing Leader	Title:	CFO

Date:	28 August 2013	Date:	27 August 2013

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Attachment 1

To SOW #4

33.	Fee Schedule

34.	Definitions

“GloboCertificates” shall mean the non-cash awards issued to GE participants in the program that may be redeemed for gift certificates from Merchants

1.	Non-Cash Transaction Fees

Non-cash Transaction Fee is calculated as a percentage of the aggregate face value of all GloboCertificates (non-cash awards) issued pursuant to the program according to the volume discount table below (the “Transaction Fee”).

The volume discount table is based on annual volume under the program and is a tiered discount (ie. a discount level when reached applies to each dollar spent for that tier and is not retroactively applied to the lower volume tier). Globoforce shall invoice GE at [*****] during the calendar year, effective at the start of the next billing cycle after the Effective date of this SOW (next billing cycle start date is September 30, 2013).

The volume discounts based on actual GloboCertificate award volume in the preceding quarter will be calculated and a credit note, if applicable, will be issued once the respective Transaction Fee has been paid by GE or upon another schedule agreed upon by GE and Globoforce.

Award Volume:	Transaction Rate*:
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

*	[*****] cap on effective transaction rate. Once the effective rate for a calendar year equals [*****] the Transaction Fee for the remainder of the calendar year shall be [*****].

Calendar year 2013 transaction rate will be calculated using the transaction rates from the previous MSA and SOW#2 (effective through August 31, 2013) and this SOW# 4 (effective September 1, 2013) prorated based on the number of months each SOW was effective during the year.

2.	Shipping & Handling Fees for Non-Cash Awards

GE will pay Globoforce Shipping & Handling fees per Non-Cash award, according to the following schedule:

Signature of SOW to May 31, 2015 – [*****] per Non-Cash award for S&H charges

June 1, 2015 through end of SOW (May 31, 2019) – Globoforce shall review the number of electronic redemptions relative to the current number of electronic redemptions to total redemptions. If the percentage of electronic redemptions to overall redemptions increases by over [*****], then the Shipping and Handling fees per Non-cash award shall be reduced by [$0.10] for each [*****] increase but shall never decrease below [*****].

3.	Cash Award Transaction Fees

GE will pay Globoforce [*****] per Cash award.

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4.	eCards Awards No charge for electronic Ecards (zero value award) issued

5.	Website Translation Services

Translation fee if minimum non-cash award volume is not met for a web site “Major Language” translation in accordance with the SOW #4 = [*****] for each western character language, or [*****] for each double byte character language. If GE provides the translation of GE custom text the translation fees will be [*****] for each western character language and [*****] for each double byte character language

Examples of content which is not related to the web site content that GE would provide translations, include, but are not limited to:

•	Welcome Page Copy –GE specific copy

•	Program Guidelines copy – over 12 pages of GE specific

•	Launch email – GE specific copy

•	Ongoing program emails – GE specific content

•	Newsletters – GE specific content

•	Survey - GE specific copy

•	New GE Business Starter Pack – GE Specific copy

•	HR Team training manuals

•	Manager/Employee training manuals

6.	Merchant Development

Named Surcharge merchants in specified countries:

During the term of SOW#4 – agreed upon fee percentage for all Surcharge Merchant gift certificates issued not to exceed [*****]. Current listing of named surcharge merchants in specific countries included as Attachment 4.

Surcharge merchants in specified countries fees are subject to annual review by GE. The Merchant Development Surcharge Fee shall be calculated and invoiced at the end of each calendar month.

Named Surcharge Merchants:

Named Surcharge Merchant Fee - fee for all Surcharge Merchant gift certificates issued. Named Surcharge Fee shall be calculated and invoiced at the end of each calendar month or agreed upon billing cycle.

Named Surcharge Merchant	Surcharge Fee

[*****]	[*****]

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General Electric Company

Confidential

Development Project Work

Will consist of a single blended hourly rate for all development resources used as part of the GE agreement. The rate is [*****] per hour for any GE specific development projects Use of development resources by project shall be determined and invoiced at the end of each calendar month or agreed upon billing cycle.

7.	Additional Services

GE shall be invoiced at the rate of [*****] per hour on a time and materials basis for additional services (other than Professional Services). An estimate of total costs will be provided and agreed in writing using the Change Order Form template prior to commencement of work.

8.	Professional Services

Fees for Professional Services are as follows:

Professional services to be provided at [*****] to GE are outlined in SOW #2 (section “Professional Services”).

An estimate of total costs for additional professional service consulting engagements will be provided and agreed in advance as per requirements, and shall not exceed the following hourly rates:

•	Senior consultant = [*****] per hour

•	Consultant = [*****] per hour

All travel expenses for the above services are charged to GE at cost, in compliance with GE T&L policy in Attachment 2 of the First Amendment to the Master Services Agreement dated June 1, 1009.

All communication activities or collateral identified as a result of the above workshops will be costed as per requirements and an estimate issued to GE for approval prior to any work commencing.

9.	Expenses. GE shall reimburse Globoforce for all reasonable travel and other related expenses incurred in the performance of the Services, other than expenses incurred related to program implementation, provided prior written approval is received from GE and shall comply with GE’s travel policy, a copy of the current policy is attached to the Agreement.

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General Electric Company

Confidential

Attachment 3 to SOW #4

Service Level Agreement

1. General Provisions

1.1.1 General.

At a minimum, Globoforce shall perform the following services in accordance with the following minimum Service Levels, and shall provide this performance data in a monthly report (See attached sample Dashboard Report). Data should also be available on a yearly and quarterly basis:

For Services and minimum Service Levels see the Service Performance Measurement Matrix (“SPMX”) below.

at a level of performance with regards to accuracy, quality, completeness and responsiveness at least

(i)	consistent with the standard of the best managed global firms; and
(ii)	specifically identified in this Agreement.

GE expects that GLOBOFORCE will significantly improve the quality of service for GE. The measurement and Service Levels set forth in this Section D of this SOW are intended to measure GLOBOFORCE’S performance of Services.

GLOBOFORCE will be measured against the service levels defined in this Service Level Agreement, or as modified and agreed to in subsequent Statements of Work.

Performance Categories and Service Levels may be added, deleted, or modified through the process set forth in Section 1.4 of this Service Level Agreement in order to achieve a fair, accurate and consistent measurement of GLOBOFORCE’S performance regarding the services listed above.

1.2 Reporting

GLOBOFORCE shall implement the necessary measurement and monitoring tools and procedures required to measure and report their performance of the services listed above against the applicable Service Levels as well as supporting metrics. GLOBOFORCE shall provide, as requested by GE and at no additional charge, a set of electronic reports to verify GLOBOFORCE’S performance and compliance with the Service Levels which shall be subject to audit by GE. Detailed supporting information for each report will be provided to GE in spreadsheet form and/or via electronic means.

GLOBOFORCE shall report at the GE Company level as a whole.

1.3 Account Reviews

On a quarterly basis, or as mutually agreed between both parties, GLOBOFORCE shall coordinate a regularly scheduled Scorecard Review Meeting with GE to discuss, at a minimum: services provided by Globoforce, service level performance, program usage trends, schedules, resource management, capacity planning, requested services and project deliverables. Other topics that will be included are GLOBOFORCE business direction, technology, quality management and customer satisfaction. GLOBOFORCE shall use the GLOBOFORCE Scorecard supported by detailed reports and other backup material to facilitate these meetings.

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On an annual basis or as GE requests, GLOBOFORCE shall coordinate a regularly scheduled Service Review Meeting with GE to discuss at a minimum: program usage trends, overall service level performance and trends, SLA, customer satisfaction, and quality and cost improvement efforts.

1.4 Service Level Change Process

Service levels may be added, changed, or deleted upon mutual agreement of the parties.

1.4.1 Trigger Events

In addition to those changes necessitated by the passage of time, events or changes that significantly affect GE requirements or GLOBOFORCE’S delivery of the services listed in this contract may cause the need to delete or modify existing Service Levels or add new Service Levels. Such events and changes include, but are not limited to: the annual planning process, changes in GE businesses (e.g., business requirements, changes in volume, changes in client needs, etc.), addition of new services, elimination of services, continuous improvement review (e.g., automation, process improvement, globalization), regulatory requirements, audit requirements, emerging technology, elimination of technology, external benchmarks, completion of Service Level baselines, review process between GLOBOFORCE and GE, the need to measure a service differently (such as if the current measure does not accurately represent a fair measure of GE’s needs, errors in Service Levels, failure to perform satisfactory in areas currently identified as Critical to Quality (CTQ), or by mutual agreement between GLOBOFORCE and GE. It is not anticipated that changes in the performance monitoring system will drive a change in Service Levels; rather, the need to collect and accurately reflect the performance data should drive the development or change in performance monitoring systems. In addition, the Parties agree that new or modified service levels will be at least consistent with the standards of the best managed global companies.

1.4.2 Business Case Assessment

Upon identifying the need to add, delete, or modify a Service Level (a “Service Level Change”), the GLOBOFORCE client Manager and the GE Project Manager shall prepare a written analysis of the business case that supports the Service Level Change ( a “Business Case Assessment”), including, as appropriate:

•	Details of the Service Level Change (e.g., measuring tools and methodology, Service Level calculation, exclusions, projected implementation/effective date);

•	Objective or expected benefit;

•	Implementation difficulty, effort and cost, if any, and responsibility therefor;

•	Cost, if any, and any possibility of mitigation;

•	Risk factors (e.g., operation, regulatory, controls);

•	Degree of change;

•	Nature and extent of impact upon businesses;

•	Combination impacts (i.e., how one Service Level affects another);

•	System implications; and

•	Legal/contractual issues.

1.4.3 SLA Review

During the annual service review meeting, GLOBOFORCE and GE shall review, evaluate, and potentially modify the Service Level Changes and associated Business Case Assessments. It is recommended this part of the service review meeting be attended by the GE Operations leader, GE Quality Leader, GLOBOFORCE Strategic Business Unit (SBU) team and other personnel as necessary for an effective review of the Business Case Assessment. This team shall endeavor to operate and make decisions by consensus, but approval by GLOBOFORCE of proposed Service Level Changes will not be unreasonably withheld. With respect to each Service Level Change, this team shall choose one of three results:

•	terminate consideration of the Service Level Change without further review;

•	remand the associated Business Case Assessment to the GLOBOFORCE & GE Leadership for reconsideration; or

•	recommend the Service Level Change for submission to the GE and GLOBOFORCE Senior Management for approval.

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In the event of a disagreement, GE’s position shall be submitted to the Globoforce Management team.

1.4.4 Implementation

The GLOBOFORCE lead partner shall develop for GE’s review and approval a detailed Project plan for implementation of each approved Service Level Change. This plan shall include, as appropriate:

•	a project schedule ;

•	required update to this section of the contract

•	a plan to gather historical data regarding the new measure if agreed to by the SLA Team;

•	a communication plan; and

•	required changes to systems, reporting schedules, training, and processes.

GLOBOFORCE and GE shall work together to deliver the requested Service Level Change on-time.

1.5 Root Cause Analysis

On each occasion in which GE requests, significant trends dictate, or it fails to meet a critical to quality performance standard (including any Service Level), GLOBOFORCE shall

(i)	promptly investigate and report on the root cause of the problem;

(ii)	correct the problem and begin meeting the Performance Standard (including any Service Level) as soon as practicable; and

(iii)	advise GE, as, and to the extent requested by GE, of the status of remedial effort being undertaken with respect to such problem. In addition, GE will cooperate with GLOBOFORCE to the extent its cooperation is necessary to perform root cause analysis.

GLOBOFORCE shall conduct Root Cause Analysis/Remedial Action review meetings on a monthly basis (or more frequent, depending on the severity of the problem) with the GE Project Leader until the problem is resolved.

For GE requests, significant trends or critical failures, GLOBOFORCE will perform root cause analysis and provide a critical review to GE, within 7 business days from the initiation of the root cause study.

1.6 Problem Management Reviews

The GLOBOFORCE Account Team will conduct problem management review meetings with the intent of the meeting to address the high impact problems that have an adverse effect on service or customer satisfaction. Depending upon, amongst other factors, the severity of the issue, the frequency of these meetings may vary from daily to weekly or otherwise as requested by GE. The goal is to ensure that GLOBOFORCE maintains continued focus on problem identification and problem resolution. In addition, high priority problems will be reviewed on a monthly basis (or otherwise as agreed by both parties) by the GE Operations Leader in the Root Cause Analysis/Remedial Action review meetings. If more frequent meetings are necessary to insure problem resolution they will be conducted at no increase in price to GE.

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2.0 Performance Categories/Critical Service Levels

2.1.1 General

GLOBOFORCE shall, at a minimum meet or exceed the Performance Standard Levels and be responsible for the [*****], using the measurement criteria which are set forth in the SPMX.

2.1.2 Correction Plan and Follow-up

Globoforce’s performance against the Performance Standards set forth below in the SPMX, shall be measured monthly. Globoforce shall deliver a report of its performance (the “Monthly Performance Report”).

In the event that the Monthly Performance Report shows that Globoforce failed to meet any Performance Standard, Globoforce will have [*****] days to provide to GE an agreed upon written correction plan (the “Correction Plan”) which shall set forth actions to be taken by Globoforce to remedy the performance deficiency and the timeline by which such remedies shall be completed. This Correction Plan shall be developed in partnership with GE, and will require GE’s approval for acceptance. Globoforce shall provide GE a Correction Plan follow-up report upon completion of the Correction Plan (the “Correction Plan Follow-Up”). The Correction Plan Follow-Up shall contain, at a minimum: root cause analysis, action items and steps taken to fulfill action items.

2.1.3 Calculation of Performance Credits and Performance Credit Cap

In the event that Globoforce has failed to meet, over two months in a calendar year, any Performance Standard having an identified Fees at Risk as set forth in the SPMX (excluding the Performance Standard for “Implementation Schedule” as identified in the SPMX below, which will have a [*****] in every month), a Performance Credit as set forth in the SPMX may be applied. The Performance Credit shall be applied against the invoicing for any month in which the performance deficiency occurred subsequent to the failure criteria above. If invoice for that month has already been submitted, the Performance Credit will be applied to the next billing period. Client must provide Globoforce written notice of the desire to assess the performance credit. Notice must be received by Globoforce within ten (10) business days of GE’s notification of the performance deficiency. Notwithstanding anything to the contrary contained herein, the maximum annual Performance Credit which may be awarded is [*****] of Globoforce’s annual aggregate Transaction Fee amount earned, as defined in Annex IV, from this Agreement during the immediately preceding twelve (12) months.

Service Performance Measurement Matrix (“SPMX”):

1.6 Description	Service Level	Definition/Measurement Criteria	1.7 Fees at Risk
Customer Service Support Availability	English – [*****] Non English languages – [*****]

% of time support is available via phone and email 24 hours a day, 7 days a week, excluding designated holidays *

% of time support is available via phone and email from 9:00am-5:30PM GMT Monday thru Friday, excluding designated holidays **

[*****] Transaction Fee amount

Customer Service Response Time	Email – [*****]	% of Email messages responded to within [*****] of receipt	[*****] Transaction Fee amount
	Phone – [*****]	% of calls answered within [*****] of first ring	[*****] Transaction Fee amount

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	Phone – [*****]	% of calls abandoned	[*****] Transaction Fee amount Fee at Risk for this category only if greater than [*****] of calls are abandoned

Customer Service Utilization	N/A	email vs phone calls to customer service	Data is tracked, but no minimum levels are required

Fulfillment – Processing time for merchant certificates	[*****]	% of Tier 1 merchant certificates that are dispatched within [*****] days of order receipt. ***	[*****] Transaction Fee amount
	[*****]	% of Tier 2 merchant certificates that are dispatched within [*****] days of order receipt. ***	[*****] Transaction Fee amount
	[*****]	% of Tier 3 merchant certificates that are dispatched within [*****] days of order receipt.***	[*****] Transaction Fee amount
	[*****]	% of Tier 4 merchant certificates that are dispatched within [*****] days of order receipt. ***	[*****] Transaction Fee amount

Survey Results	N/A	Globoforce’s performance on the Quarterly Survey shall be reported on the first Scorecard review following each Calendar Year Quarter.	Data is tracked, but no minimum levels are required

Implementation Schedules	Implemented within [*****] of schedule	Date Globoforce implements the GE Business web site as long as GE provides all its deliverables according to the implementation schedule timeline. The implementation date is agreed to in Annex I of this SOW and in Schedule A - GE Businesses Specific Blueprint Specifications, which will be executed from time to time as each GE business comes on to the program.	[*****] for every [*****] that exceeds the [*****] cushion. Provided however, if there is a scope change and agreed upon change in implementation dates the fee at risk will only apply based on the revised date.

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Web Availability Rate	99% uptime	% of time that Globoforce website is up and available. Supplier Website will be available 24/7, scheduled maintenance expected. 99% system uptime.	[*****] Transaction Fee amount

Complaint Resolution	95%	% of Customer Service Inquiries resolved within [*****] days of initial call or email.	[*****] Transaction Fee amount
Escalation #’s	N/A	Number of escalated customer service cases Customer escalated service case shall be when a GE employee escalates an issue above the initial customer service representative	Data is tracked, but no minimum levels are required

* = Designated Holidays for English Customer Service Support Availability are: Christmas eve at 4:00PM (GMT) through the day after Christmas. New Years eve at 4:00PM (GMT) through New Years day. If New Years day is on a weekend, then holiday would extend through the day after New Years day.

** = Designated Holidays for Non English Languages are: Christmas eve at 4:00PM (GMT) through the day after Christmas. New Years eve at 4:00PM (GMT) through New Years day. If New Years day is on a weekend, then holiday would extend through the day after New Years day. March 17, Easter Monday, first Monday in May, June and August, and October 30.

*** = For all fulfillment requests by GE, if stock is not available Globoforce customer service shall contact the GE employee and provide alternative options. A listing of the merchants available to GE is attached hereto in Annex IV. Please note that this list is included for reference use only and is subject to change.

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